Nationwide Family of Funds

Nationwide Growth Fund
Nationwide Fund
Nationwide Bond Fund
Nationwide Tax-Free Income Fund
Nationwide U.S. Government Income Fund
Nationwide Money Market Fund

Annual Report

October 31, 1995

[Front cover features 7 color pictures of shareholders, identified on the back cover.]

[This "Message to Shareholders" on p. 2 features a picture of Peter F. Frenzer and a pull quote: "Investors saw a sharp increase in the value of their portfolios."]

The surge in the stock and bond markets continued during the six months since our semi-annual report. Investors saw a sharp increase in the value of their portfolios. The Dow Jones Industrial Average (DJIA) broke through the 4700 mark in July. For the third quarter, the Dow closed at 4789, up 25% over the last 12 months. In November, the Dow closed over 5000 for the first time in history.

One of the reasons for the strong performance of the stock market has been the excellent economic development in our country. Prodded by the Fed's monetary policy, the U.S. economy had its "soft landing" in the first half of this year. The pent-up demand has been satisfied; idle resources have been re-employed, and most Americans have bought what they were waiting for during the dark days of the 1991/92 recession. The U.S. economy reached a very satisfactory higher plateau in this process and will settle down to a normal state of affairs.

For the rest of 1995 and for 1996, the U.S. will enjoy the second part of a long-lasting expansion whose characteristics will be moderate growth and low inflation. Interest rates--short-term ones in particular--have farther room to fall. This and the overall positive business climate will be a strong impetus for ongoing good performance of financial assets. However, nobody should expect that the results of the first eleven months of 1995 will be repeated.

Mutual fund assets approached $2.7 trillion in September, up 23% in one year. Nationwide Investing Foundation funds stood on October 31, 1995, at $2.4 billion, an all-time high, up 17% for this year. In large part, continued growth is attributed to the rapid rise in the markets.

Detailed highlights of each fund are included on pages 3-5 of this report. For the 12-months ended October 31, 1995, Growth Fund rose 21.0%, assuming all dividends were reinvested. The total return of the S&P 500 for the same period was 26.4%. Nationwide Fund was up 19.2% for the period, trailing stock market indices largely because of the underweighting of technology stocks in its portfolio. Technology stocks increased markedly in value during the period.

During 1995, bond fund share prices bounced back strongly. Bond Fund had a total return of 20.4% for the 12-months ended October 31, 1995, assuming all dividends were reinvested. The U.S. Government Income Fund had a total return of 16.5% for the period. The Tax-Free Income Fund showed strong results, with a total return of 14.7% for the same period.

The Money Market Fund continued to attract investor enthusiasm. Money Market Fund's 30-day effective yield as of October 31, 1995 of 5.3% was nearly double the average rate paid on FDIC-insured bank Money Market Deposit Accounts according to Bank Rate Monitor.

On pages 6 and 7 of this report, you can read the comments of your funds' portfolio managers which describe in detail important factors which explain each fund's performance and unique characteristics.

High quality shareholder service is a top priority of The Nationwide Family of Funds. When you call us, you benefit from our state-of-the-art imaging and automated work station technology. While shareholder representatives are speaking with you, they are able to satisfy your request for service or information instantly. You receive a quick answer, immediate processing of your transaction, and requested information or confirmation by the next mail. You're welcome to call us at 1-800-848-0920 to speak to our friendly and knowledgeable shareholder representatives.

Once again, thank you for giving Nationwide the opportunity to meet your investment needs.

Peter F. Frenzer, Chairman
December 1995
                                    CONTENTS

Fund Highlights .................................................           3-5
Management Discussion of Fund Performance .......................           6-7
Statements of Investments .......................................          8-15
  Growth Fund ...................................................             8
  Nationwide Fund ...............................................             9
  Bond Fund .....................................................            10
  Tax-Free Income Fund ..........................................         11-12
  U.S. Government Income Fund ...................................            13
  Money Market Fund .............................................         14-15
Financial Statements ............................................         16-19
Financial Highlights ............................................         20-21
Notes to Financial Statements ...................................            22
Independent Auditors' Report ....................................            23

This report is for the information of shareholders of the Nationwide Family of Funds. It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

Nationwide(R) and [LOGO] are registered Federal Service marks of Nationwide Mutual Insurance Company.

                             NATIONWIDE GROWTH FUND

                           $10,000 LUMP SUM INVESTMENT

[Chart described by text below.]

The value of a long-term investment in Growth Fund is illustrated in the chart above. Over a 10-year period through October 31, 1995, an investment of $10,000 would have earned an average annual compound total return of 13.6%, not including sales charge. The chart above illustrates the growth of this investment to $35,788.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN


                       *1,000       *$100      **$1,000
                      LUMP SUM      MONTHLY     LUMP SUM
          YEARS      INVESTMENT   INVESTMENT   INVESTMENT
          -----      ----------   ----------   ----------
            1           21.0%        25.3%       19.7%
            --          ----         ----        ----
            5           17.9%        14.3%       16.4%
            --          ----         ----        ----
            10          13.6%        12.3%       13.8%
            --          ----         ----        ----
            15          15.3%        14.4%       15.0%
            --          ----         ----        ----
  Period ended:        10/31        10/31        9/30


   Growth of capital--rather than current income--is the leading investment objective of Nationwide(R) Growth Fund. The Fund is designed to be a good core holding in the growth component of an investor's portfolio. Nationwide Growth Fund emphasizes common stocks whose prices are low relative to the company's projected earnings and strong fundamentals.

   Growth Fund's twelve-month performance was 21.0% for the year ended October 31, 1995. A review of the portfolio on page 8 shows the extent to which Growth Fund participated in the technology stock market rally including such holdings as Intel (5.4% of the portfolio) and Hewlett-Packard (3.2%).

   To mimimize risk in Growth Fund, investments are made in many companies and industry sectors. The largest single sector in the portfolio was electronic stocks (8.6%) followed closely by telecommunications (8.5%), and financial services (8.2%). A review of the portfolio on page 8 shows broad diversification with stocks in 76 companies in 27 industry sectors.

   Over many market cycles, Growth Fund's veteran portfolio manager, John Schaffner, has emphasized smaller to medium sized companies with a potential for greater than average growth and competitive advantages to produce superior earnings and increased prices over a holding period ranging from 2 to 10 years.

* For Periods Ended 10/31/95. These returns do not reflect the effects of sales charges.

** For Periods Ended 9/30/95. Assumes a 4.5% sales charge was paid on purchases of the Growth Fund which has the most dramatic effect on the 1-year performance figures.

                                 NATIONWIDE FUND

                             $100 MONTHLY INVESTMENT

[Chart described by text below.]

An individual investing $100 per month in Nationwide Fund over the past 10 years (ended October 31, 1995) would have earned an average annual compound total return of 11.9%, with no sales charges deducted. The chart above illustrates the growth of this monthly investment to more than $22,324.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN


                        *1,000       *$100       **$1,000
                       LUMP SUM      MONTHLY     LUMP SUM
            YEARS     INVESTMENT   INVESTMENT   INVESTMENT
            -----     ----------   ----------   ----------
             1          19.2%         24.9%       14.2%
            --          ----          ----        ----
             5          14.5%         11.4%       13.0%
            --          ----          ----        ----
            10          13.9%         11.9%       13.9%
            --          ----          ----        ----
            15          14.2%         13.8%       13.9%
            --          ----          ----        ----
  Period ended:        10/31         10/31        9/30


   As Nationwide's flagship fund, Nationwide(R) Fund emphasizes blue-chip, industry-leading stocks generally held for the long term. The Fund emphasizes a "buy-and-hold" strategy maintaining a relatively low turnover ratio which translates into less expense for the shareholder. Over 62 years old, Nationwide Fund is one of the oldest mutual funds in the country.

   Nationwide Fund's performance of 19.2% for the 12 months ended October 31, 1995, trailed the average returns of the market because the Fund did not fully participate in this year's rally in technology stocks. Because of the fierce competition in this volatile industry sector, and its rapid product obsolescence, the portfolio manager of the Fund generally avoided these stocks.

   Mutual Funds magazine (September 1995) recently spotlighted the Fund as one of only three funds in the country with a 17-year "winning streak" with no losing years during that period. The "Winning Streak" article featured portfolio manager, Charles Bath, and his philosophy of not straying from an emphasis on big, solid companies that can forge ahead at a steady rate and ride out market downturns.

   Nationwide Fund is managed with an eye to consolidating investor gains during rising markets and preserving shareholder value in falling markets. Thus, the Fund is an example of a solid core holding in the growth and income portion of an investor's portfolio--aiming for steady dividends plus capital appreciation.

* For Periods Ended 10/31/95. These returns do not reflect the effects of sales charges.

** For Periods Ended 9/30/95. Assumes a 4.5% sales charge was paid on purchases of the Nationwide Fund which has the most dramatic effect on the 1-year performance figures.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

                              NATIONWIDE BOND FUND

                           $10,000 LUMP SUM INVESTMENT

[Chart described by text below.]

The graph above shows the appreciation achieved in Bond Fund through a $10,000 investment over a 10-year period of time ended October 31, 1995. Shareholders would have seen their account grow to more than $23,659 for an average annual compound total return of 9.0%, not including sales charges.

                     Average Annual (Compound) Total Return


                        *1,000       *$100       **$1,000
                       LUMP SUM      MONTHLY     LUMP SUM
           YEARS      INVESTMENT   INVESTMENT   INVESTMENT
           -----      ----------   ----------   ----------
            1           20.4%        21.3%        11.8%
            --          ----         ----         ----
            5            9.5%         8.5%         8.6%
            --          ----         ----         ----
            10           9.0%         8.8%         8.5%
            --          ----         ----         ----
            15          10.5%         9.8%        10.0%
            --          ----         ----         ----
  Period ended:        10/31        10/31         9/30


   Nationwide(R) Bond Fund seeks income consistent with capital preservation. Credit quality is a priority of the Fund. High-quality corporate bonds are selected for its portfolio which consists primarily of securities rated "A" or above by Moody's Investor Services and Standard & Poor's Corporation. Included in the portfolio are corporate bonds of such large, well-known companies as General Electric (comprising 3.7% of the portfolio), Armstrong (3.6%), and Wal-Mart (3.2%).

   As its primary objective, Nationwide Bond Fund has provided attractive income for its shareholders, paying a dividend in every period since its inception. Total dividends paid per share each year for the 10-year period ended October 31, 1995, ranged from a high of $.99 to a low of $.63.

   Bond Fund participated in this year's strong bond rally. Excluding sales charges, investors saw Bond Fund's year-to-date total returns climb to 5.5% for the first quarter ended March 31, 1995, to 14.6% by the second quarter ended June 30, 1995, to 16.9% by the third quarter ended September 30, 1995. Bond Fund's one-year performance was 20.4% for the period ended October 31, 1995.

   Bond Fund made the The Wall Street Journal's (10/13/95) "Top 15 Performers" mutual fund scoreboard for A-rated corporate bond funds ranking #8 out of 110 funds ranked by Lipper Analytical Services Inc. for total return in the 12-month period ended September 30, 1995. (For the 5 and 10 year periods ended September 30, 1995, the Bond Fund ranked 22 out of 48 and 19 out of 24, respectively.)

* For Periods Ended 10/31/95. These returns do not reflect the effects of sales charges.

** For Periods Ended 9/30/95. Assumes a 4.5% sales charge was paid on purchases of the Bond Fund which has the most dramatic effect on the 1-year performance figures.

                         NATIONWIDE TAX-FREE INCOME FUND

                           $10,000 LuUMP SUM INVESTMENT

[Chart described by text below.]

The graph above shows how a hypothetical $10,000 investment grew through reinvestment of dividends. Shareholders for a period of nearly 10 years ended October 31, 1995, saw their account grow to $18,404 for an average annual compound total return of 6.5% without including sales charge.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN


                        *1,000       *$100       **$1,000
                       LUMP SUM      MONTHLY     LUMP SUM
           YEARS      INVESTMENT   INVESTMENT   INVESTMENT
           -----      ----------   ----------   ----------
            1           14.7%       14.0%           5.4%

            ----       -----       -----           ----
            5            8.0%        6.8%           7.8%
            ----       -----       -----           ----
            Life         6.5%        7.3%           6.4%
            ----       -----       -----           ----
  Period ended:        10/31       10/31           9/30
            ----       -----       -----           ----

  (9 years, 8 months since inception)


   Since Nationwide(R) Tax-Free Income Fund primarily seeks to provide investors with tax-free income, yield is important. Since its inception, the Fund has consistently paid monthly tax-free dividends. Total dividends paid per share each year for the life of the fund for the period ended October 31, 1995, ranged from a high of $.63 to a low of $.51. The Fund's one-year performance was 14.7% for the period ended October 31, 1995.

   Since income from the Fund is free from federal tax,+ shareholders seeking to compare the Fund's yield to a comparable taxable investment--such as Nationwide Bond Fund--should convert the yield to a tax-equivalent yield. The 30-day annualized yield on October 31, 1995, was 4.87%. For investors in the 28%, 31%, and 36% tax brackets, the Fund's tax equivalent yield was 6.8%, 7.1%, and 7.6% respectively.

   The portfolio manager attempts to position the Fund's assets in a portfolio with a good balance of coupon, credit quality, and maturity with a eye on the long term. Credit quality is a priority. The Fund's manager maintains a portfolio of bonds rated with the three safest investment grades assigned by Moody's Investor Services and Standard & Poor's Corporation.

   To provide additional safety, the portfolio is diversified across many states and projects emphasizing general obligation bonds for essential services. The portfolio (see p.11-12) consisted of securities from 26 states. The top five states represented in the portfolio are: Texas (21.6% of portfolio), Virginia (12.0%), Illinois (8.1%), Washington (5.9%), and Georgia (5.1%).

+ Certain shareholders may be subject to local, state, and federal alternative minimum taxes.

* For Periods Ended 10/31/95. These returns do not reflect the effects of sales charges.

** For Periods Ended 9/30/95. Assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals from the Tax-Free Income Fund which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

                        NATIONWIDE U.S. GOV'T INCOME FUND

                           $10,000 LUMP SUM INVESTMENT

[Chart described by text below.]

The graph above shows the ending investment value on a hypothetical $10,000 investment with dividends reinvested for the life of the Fund (inception 2/28/92). The ending value of $12,922 represents an average annual compound total return of 7.2% without including the contingent deferred sales charge
(CDSC).

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN


            YEARS       *1,000      *$100       **$1,000
                        LUMP SUM    MONTHLY     LUMP SUM
                        INVESTMENT INVESTMENT INVESTMENT
            -----       ----------  ----------  ----------
            1             16.5%       16.6%        9.4%
            ----         -----       -----        ----
            Life           7.2%        7.8%        6.5%
            ----         -----       -----        ----
    Period ended:        10/31       10/31        9/30
    ------------         -----       -----        ----

  (3 years, 8 months since inception)


   Nationwide(R) U.S. Government Income Fund pays monthly dividends from a portfolio of securities issued by the U.S. government and its agencies. The major component of the portfolio is mortgage-backed securities (74%), with U.S. government long-term and agency obligations comprising most of the balance.

   These securities--backed by the full faith, credit, and sometimes the taxing power of governmental entities--are generally considered among the safest available, though they are not always rated by credit rating agencies.

   The Fund seeks to maintain an average portfolio maturity of 10 years or less. While many factors contribute to fluctuations in value, the maturity of a bond is the major contributing factor. Generally, shorter maturities are less subject to price fluctuation.

   The Fund concentrates on those areas of the bond market that the portfolio manager believes are relatively undervalued. In selecting securities for the Fund, the portfolio manager uses interest rate expectations, yield curve analysis, economic forecasting, market sector analysis, and other security selection techniques.

* For Periods Ended 10/31/95. These returns do not reflect the effects of sales charges.

** For periods Ended 9/30/95. Assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals from the U.S. Government Income Funds which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

   Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

                          NATIONWIDE MONEY MARKET FUND

                 YIELD TREND OF FUND VS. DEPOSIT ACCOUNT (MMDA)

[Chart described by text below.]

The graph above shows the Money Market Fund yield trend during the year ended October 31, 1995, as compared to the average federally insured bank Money Market Deposit Account (MMDA) rates over the same 12-month period.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN


                          *1,000     *$100       **$1,000
                         LUMP SUM    MONTHLY     LUMP SUM
            YEARS       INVESTMENT  INVESTMENT  INVESTMENT
            -----       ----------  ----------  ----------
              1            5.5%         5.5%        5.4%
            ----         -----        -----        ----
              5            4.2%         4.1%        4.2%
            ----         -----        -----        ----
             10            5.7%         5.1%        5.7%
            ----         -----        -----        ----
             15            7.6%         6.1%        7.6%
            ----         -----        -----        ----
  Period ended:          10/31        10/31        9/30


   Nationwide(R) Money Market Fund seeks to provide investors with yields at current market interest rates. With interest rates moderating this year compared to last, dividends have remained steady in a narrow range. The Fund also seeks to provide the stability of a fixed share price unaffected by market swings. During the Fund's life, its share price has always been $1.00.

   Money Market Fund's performance for the year ended October 31, 1995, was 5.5%. As shown in the graph above, this rate was nearly double the rate of the average federally insured bank Money Market Deposit Account (MMDA) over the same 12-month period. (Source: Bank Rate Monitor.) Money Market Fund's current yield is available by calling toll-free 1-800-848-0520.

   Benefits of the Fund include competitive current market rates, liquidity without penalty, daily compounding, security of principal, and free checkwriting privileges ($500 minimum).

   Conservative investors seeking greater growth or income than the Fund provides may benefit from the Money Market Plus Growth(SM) and Money Market Plus Income(SM) strategies. The principal remains in the Money Market Fund and dividends are automatically reinvested into any other Nationwide Mutual Fund.

   AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

 * For Periods Ended 10/31/95. There are no sales charges for Money Market Fund.

** For Periods Ended 9/30/95.

   Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming reinvestment of all dividends and distributions. Total return figures represent past performance and are not predictive of future performance.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                                  NATIONWIDE(R)
                                   GROWTH FUND

For the year ended October 31, 1995, the Nationwide Growth Fund had a total return of 21.0%. The S&P 500 Index returned 26.4% during this same period.

There has not been a significant change in the sectors that have influenced the Growth Fund's performance since the Semi-Annual Report issued in April of this year. Technology stocks have declined from their peaks, but have still provided strong performance year-to-date. Financial stocks too have had strong year-to-date performance, and the Growth Fund has benefited from its holdings in both sectors. In recent weeks the stock market has been interested in "stable" growth stocks, such as in the drug and food sectors. The Growth Fund is not heavily weighted in these areas, which has been negative for recent performance.

During the period since the Semi-Annual Report, the Growth Fund has added to previous positions in healthcare delivery, as well as adding Apria Healthcare (1.5% of portfolio) as a new position. The Fund added to its technology holdings with the purchase of IBM (2.0%). High valuations, plus increased risk of future impediments to growth prompted the sales of Hong Kong Telecommunications and National City Corporation. These changes reflect the strategy outlined in previous reports, which I expect to be able to pursue for the foreseeable future.

John M. Schaffner, MBA, CFA
Portfolio Manager

             Average Annual Total Return
            1 yr.       5 yr.       10 yr.
w/o sc      21.01%      17.90%      13.60%
w/sc        15.56%      16.82%      13.08%

[Line graph shows 10 year performance (1985-1995) of S&P 500 ($42,040), Growth Fund ($34,178), and CPI ($14,168).]

Comparative performance of $10,000 invested in the Nationwide Growth Fund, the S&P 500* and the Consumer Price Index (CPI).** For Periods Ended 10/31/95. Past performance is no guarantee of future results. The w/o sc returns do not reflect the effects of sales charges. The w/sc assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

*The S&P 500 is a broad, unmanaged index of securities, and unlike Fund returns, does not reflect any fees or expenses.

**The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Fund, does not reflect any fees or expenses.

                                  NATIONWIDE(R)
                                      FUND

The Nationwide Fund's total return for the 12-month period ended October 31, 1995, was 19.2% assuming all distributions were reinvested, while the S&P 500 returned 26.4%.

The Fund benefited from the excellent performance of the broadcasting sector due to several high profile acquisitions in this industry. However, the Fund's performance lagged in large part due to the extraordinary performance of technology stocks. The under-investment in this market sector is largely responsible for the Nationwide Fund trailing the S&P 500.

The Nationwide Fund profited from the recently announced acquisitions of CBS and Capital Cities/ABC (3.1% of portfolio). These companies represented significant holdings for the Nationwide Fund. I have invested in the broadcasting industry for several years due to the industry's significant free cash flow, reasonable valuation, and shareholder-oriented managements. These investments have paid off handsomely. Unfortunately, as these companies are acquired, future direct investment in the broadcasting industry will be difficult.

I have been asked about the Nationwide Fund's low investment in technology. IBM was recently purchased for the Nationwide Fund (2.4% of portfolio) due to its attractive valuation, significant excess cash flow, and strong balance sheet. However, I anticipate the Fund's future technology weighting will remain low. Companies in this sector are often characterized by short product cycles, intense competition, and speculative valuation. While these stocks have performed very well the past few years. I feel it would be a mistake to make a significant investment in this highly volatile market sector.

Charles Bath, MBA, CFA, CPA
Portfolio Manager

             Average Annual Total Return
            1 yr.       5 yr.       10 yr.
w/o sc      19.24%      14.51%      13.88%
w/sc        13.87%      13.46%      13.36%

[Line graph shows 10 year performance (1985-1995) of S&P 500 ($42,040), Nationwide Fund ($35,028), and CPI ($14,168).]

Comparative performance of $10,000 invested in the Nationwide Fund, the S&P 500, and the Consumer Price Index. For Periods Ended 10/31/95. Past performance is no guarantee of future results. The w/o sc returns do not reflect the effects of sales charges. The w/sc assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

                                  NATIONWIDE(R)
                                    BOND FUND

The Nationwide Bond Fund's total return for the 12-month period ended October 31, 1995, was 20.41% assuming all distributions were reinvested. The Lehman Brothers Long Term Government/Corporate Bond Index returned 26.18% for the period while the Lehman Brothers Government/Corporate Bond Index returned 16.16%. A partial explanation for the difference in returns can be attributed to the maturities of the bonds in the indexes and in the Bond Fund. The yield curve flattened during the year so that bonds with longer maturities had a greater price appreciation. The bonds in the Lehman Brothers Government/Corporate Bond Index had an average maturity of 9.58 years. The bonds in the Nationwide Bond Fund had an average maturity of 13.28 years, and the bonds in the Lehman Brothers Long Term Government/Corporate Bond Index had an average maturity of
23.38 years.

Since November 1, 1994, the Federal Reserve has raised the federal funds rate twice and reduced it once with the net effect being an increase from 4.75% to 5.75%. These actions pushed up the yield on the short end of the yield curve and contributed to the flattening of the curve. Simultaneously, rates in general fell with 5-year treasury rates dropping from 7.57% to 5.80%; 10-year rates from 7.90% to 6.02%, and 30-year rates from 8.06% to 6.33%.

Several different types of securities are used to provide a mix that will produce a higher return than a portfolio of 100% corporates. Investments in the Bond Fund portfolio are distributed among the following types of securities: commercial paper and repos (1.51%), U.S. Treasuries (4.26%), mortgage backed securities (9.73%), corporate bonds (78.12%), and Canadian bonds (6.38%).

The Bond Fund recovered from its precipitous drop in 1994, but will always be affected by changes in interest rates. Diversification among types of securities, maturities and quality ratings will help moderate drastic changes in the Bond Fund's performance.

Michael D. Groseclose, MBA, CFA
Portfolio Manager

             Average Annual Total Return
            1 yr.       5 yr.       10 yr.
w/o sc      20.41%      9.49%       8.99%
w/sc        14.99%      8.49%       8.49%


[Line graph shows 10 year performance (1985-1995) of Lehman Brothers Long Term Govt/Corp Bond Index ($31,134), Bond Fund ($22,594), and CPI ($14,168).]

Comparative performances of $10,000 invested in the Nationwide Bond Fund, the Lehman Brothers Long Term Govt/Corp Bond Index* and the Consumer Price Index. For Periods Ended 10/31/95. Past performance is no guarantee of future results. The w/o sc returns do not reflect the effects of sales charges. The w/sc assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

*The Lehman Brothers Long Term Govt/Corp. Bond Index represents an unmanaged group of bonds that are not adjusted for expenses and includes bonds of lower quality than those purchased by our Funds.

                                  NATIONWIDE(R)

                                    TAX-FREE

                                   INCOME FUND

The Nationwide Tax-Free Income Fund's total return for the 12-month period ended October 31, 1995, was 14.66% assuming all distributions were reinvested, while the Lehman Brothers Municipal Bond Index* returned 14.84%.

During fiscal 1995, the economy slowed to a sustainable pace, inflation remained low, and interest rates trended lower. These conditions created a good environment for fixed income markets. The municipal bond market performed well for the period as did the Nationwide Tax-Free Income Fund. Overall, the Municipal Bond market underperformed the Treasury market. Using the Bond Buyer 11 Bond Index as a comparison, it declined 105 basis points (6.72% to 5.67%), while the 30-year Treasury Bond declined 172 basis points (8.10% to 6.38%). Investor concern about tax reform and its impact on municipal securities, along with deficit reduction, were partially responsible for these results. The management of the Fund will monitor these developments.

Issuance of municipal debt remained low, reducing the supply of outstanding bonds. Demand declined as evidenced by reduced cash flows into municipal bond funds. Investors seemed to be reluctant to return to fixed income markets after a volatile 1994.

As the yield curve flattened and quality spreads narrowed, the strategy of the Fund remained to maintain average credit quality of AA, and to reduce average maturity while positioning the Fund's assets in higher income producing securities. The Fund will be managed for the long term, seeking to take advantage of market uncertainties that may represent opportunities to produce better returns.

Alpha L. Benson, MBA
Portfolio Manager

            Average Annual Total Return
            1 yr.       5 yr.       Life
w/o sc      14.66       7.98%       6.54%
w/sc        9.66        7.83%       6.54%

[Line graph shows 10 year performance (1985-1995) of Lehman Brothers Municipal Bond Index ($21,408), Tax-Free Income Fund ($18,404), and CPI ($14,087).]

Comparative performance of $10,000 invested in the Nationwide Tax-Free Income Fund since inception (3/17/86), the Lehman Brothers Municipal Bond Index* and the Consumer Price Index. For Periods Ended 10/31/95. The w/o sc returns do not reflect sales charges. The w/sc assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years. Past performance is no guarantee of future results.

*The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that are not adjusted for expenses and includes bonds of lower quality than those purchased by our Funds.

                                  NATIONWIDE(R)

                                 U.S. GOVERNMENT

                                   INCOME FUND

The Nationwide U.S. Government Income Fund's total return for the 12-month period ended October 31, 1995, was 16.47% assuming all distributions were reinvested, while the Lehman Brothers Intermediate Government Bond Index returned 12.54%.

During 1995 those bond market investors who stayed invested during a difficult prior year have been rewarded for their patience. Intermediate-term interest rates dropped by 160 to 180 basis points during the 12-month period ended October 31, 1995, resulting in significantly higher prices for bonds and bond funds. The U.S. Government Income Fund participated in this rally by maintaining market exposure as interest rates peaked and then declined during the year.

The rally in the fixed income markets has been due to the confluence of several factors. The most notable of these are the perception of an improving fiscal policy in the United States, and a Federal Reserve that is given credit for engineering an economy that has continued to expand without igniting inflation concerns. Continued reports of subdued inflation have been interpreted both as signs of successful Federal Reserve policy and as indications of continued value in the bond market.

The U.S. Government Income Fund continues to be invested in sectors of the government, agency, and mortgage-backed markets perceived to be undervalued. Approximately 75% of portfolio assets are invested in the Collateralized Mortgage Obligation (CMO) market. The yield on these conservatively-structured investments continues to make them attractive portfolio holdings.

Wayne T. Frisbee, CFA
Portfolio Manager

            Average Annual Total Return
            1 yr.                   Life
w/o sc      16.47                   7.24%
w/sc        11.47                   6.78%

[Line graph shows 10 year performance (1985-1995) of Lehman Brothers Intermediate Government Bond Index ($12,888), U.S. Government Income Fund ($12,722), and CPI ($11,109).]

Comparative performance of $10,000 invested in the Nationwide U.S. Government Income Fund since inception (2/28/92), the Lehman Brothers Intermediate Government Bond Index, and the Consumer Price Index. For Periods Ended 10/31/95. The w/o sc returns do not reflect sales charges. The w/sc assumes the applicable contingent deferred sales charge (CDSC) on withdrawals which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years. Past performance is no guarantee of future results.

*The Lehman Brothers Intermediate Government Bond Index represents an unmanaged group of bonds that are not adjusted for expenses and includes bonds of lower quality than those purchased by our Funds.

                                  NATIONWIDE(R)

                                MONEY MARKET FUND

The Nationwide Money Market Fund had a 5.46% 12-month total return for the period ended October 31, 1995, assuming all distributions were reinvested. During the same period, the Consumer Price Index rose 2.80%. On October 31, the Fund's seven-day current yield was 5.21%, while its seven-day effective yield was 5.35%.

Late 1994 was a period of rising short-term interest rates, both market and Federal Reserve controlled, and the yield on the Money Market Fund reflected the rise. The Federal Reserve Board increased the discount rate by 75 basis points to 4.75% in November of 1994, and the Fed funds effective rate increased proportionately to the 5.50-5.65% range. The moves were a reflection of the Fed's commitment to stalling inflation in light of a growing economy. Banks followed the action by boosting the prime lending rate 75 basis points to 8.50%.

Continued signs of economic strength in February of this year prompted additional Fed tightenings, with the discount rate being increased to 5.25%, up 50 basis points, and Fed funds surging to the 6.00% area. The prime rate edged up to 9.00%. By keeping the average maturity of the Money Market Fund in the 35-45 day range, the Fund yield reflected the market increase in short-term investment rates. In recent months, however, some signs of a slowing in the economy have resulted in an easing move by the Fed with the effective funds level cut 25 basis points in July of this year. The discount rate was left unchanged, and market interest rates have since slipped accordingly.

The management of the Nationwide Money Market Fund is an ongoing process of identifying and investing in high quality instuments which will reflect the current short-term market environment, while adhering to the stated portfolio objectives.

William M. Burtch, MBA
Portfolio Manager

             Average Annual Total Return+
            1 yr.       5 yr.       10 yr.

w/o sc      5.46%       4.20%       5.72%

[Line graph shows 10 year performance (1985-1995) of Money Market Fund ($17,441) and CPI ($14,168).]

Comparative performance of $10,000 invested in the Nationwide Money Market Fund and the Consumer Price Index. For Periods Ended 10/31/95. Past performance is no guarantee of future results. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

+There are no sales charges in the Nationwide Money Market Fund.

Statement of Investments - October 31, 1995 - Nationwide Growth Fund

--------------------------------------------------------------------------------
SHARES                          SECURITY                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
                  COMMON STOCKS (83.5%)
                  AIRLINES (0.6%)
    199,000        Skywest, Inc. .............................      $  3,407,875
                                                                    ------------
                  BUSINESS SERVICES (2.5%)
    157,200        Insurance Auto Auctions Inc.* .............         1,061,100
    354,100        Olsten Corp. (The) ........................        13,632,850
                                                                    ------------
                                                                      14,693,950
                                                                    ------------
                  CHEMICALS (4.4%)
     70,000        Air Products & Chemicals, Inc. ............         3,613,750
     75,000        Du Pont (E.I.) De Nemours & Co. ...........         4,678,125
    100,000        FMC Corporation * .........................         7,162,500
     90,000        Loctite Corp. .............................         4,252,500
    122,000        Sigma-Aldrich Corp. .......................         5,795,000
                                                                    ------------
                                                                      25,501,875
                                                                    ------------
                  COMPUTER EQUIPMENT (5.7%).
    300,000        American Power Conversion Corp. * .........         3,075,000
    200,000        Hewlett-Packard Company ...................        18,525,000
    120,000        International Business Machines Corp. .....        11,670,000
                                                                    ------------
                                                                      33,270,000
                                                                    ------------
                  COMPUTER SOFTWARE & SERVICES (2.4%)
    150,000        Automatic Data Processing, Inc. ...........        10,725,000
     66,700        National Data Corporation .................         1,767,550
    145,000        SCS/COMPUTE, Inc.*+ .......................
     50,000        Sunguard Data System Inc.* ................         1,375,000
                                                                    ------------
                                                                      14,193,800
                                                                    ------------
                  CONGLOMERATE (3.7%)
    100,000        Corning Inc. ..............................         2,612,500
    750,000        Hanson Trust, Plc .........................        11,625,000
    160,000        Honeywell Inc. ............................         6,720,000
     37,500        U.S. Industries, Inc. .....................           562,500
                                                                    ------------
                                                                      21,520,000
                                                                    ------------
                  CONSUMER GOODS (1.6%)
    300,000        Newell Co. ................................         7,237,500
    168,000        Perrigo Co. * .............................         2,058,000
                                                                    ------------
                                                                       9,295,500
                                                                    ------------
                  CONTRACT MANUFACTURING (0.7%)
    100,000        Dovatron International, Inc. * ............         3,075,000
    115,000        Electronic Fab Technology Corp. * .........           524,688
     41,000        Triple S Plastics, Inc. * .................           379,250
                                                                    ------------
                                                                       3,978,938
                                                                    ------------
                  DENTAL (0.7%)
     51,500        Dentsply International Inc. ...............         1,776,750
    120,000        National Dentex Corp.* ....................         2,160,000
                                                                    ------------
                                                                       3,936,750
                                                                    ------------
                  DISTRIBUTION (1.2%)
    328,125        Bergen Brunswig Corp., Class A ............         6,808,594
                                                                    ------------

                  DRUGS (3.2%)
    200,000        Allergan Inc. .............................         5,875,000
    160,000        Schering-Plough Corp. .....................         8,580,000
     50,000        Warner-Lambert Co. ........................         4,256,250
                                                                    ------------
                                                                      18,711,250
                                                                    ------------
                  EDUCATION (0.9%)
    237,400        DeVry Inc.* ...............................         5,282,150
                                                                    ------------

                  ELECTRONICS (8.6%)
    127,300        AMP Inc. ..................................         4,996,525
    450,000        Intel Corp. ...............................        31,443,750
    117,187        Molex Inc. ................................         3,867,171
    190,858        Molex Inc., Class A .......................         5,868,884
    155,000        Richardson Electronics Ltd ................         1,472,500
    189,000        Woodhead Industries, Inc. .................         2,693,250
                                                                    ------------
                                                                      50,342,080
                                                                    ------------
                  ENGINEERING & CONSTRUCTION (1.0%)
    100,000        Fluor Corporation .........................         5,650,000
                                                                    ------------

                  FINANCIAL SERVICES (8.2%)
     37,500        American International Group Inc. .........         3,164,062
    578,812        Bear Stearns Companies, Inc. ..............        11,503,888
    486,202        Gainsco, Inc. .............................         4,193,492
    350,000        Merrill Lynch & Co., Inc. .................        19,425,000
     50,000        Morgan Stanley Group Inc. .................         4,350,000
    200,000        Silicon Valley Bancshares * ...............         3,850,000
    100,000        Standard Financial Inc. * .................         1,375,000
                                                                    ------------
                                                                      47,861,442
                                                                    ------------
                 FOOD & BEVERAGES (4.0%)
  3,000,000       Grand Metropolitan, Plc ....................        20,733,600
     50,000       International Flavors and Fragrances, Inc. .         2,412,500
                                                                    ------------
                                                                      23,146,100
                                                                    ------------
                 FOOD-GRAIN & AGRICULTURE (2.7%)
    980,259       Archer Daniels Midland Co. .................        15,806,676
                                                                    ------------

                 HEALTHCARE SERVICES (4.9%)
    415,000       Apria Healthcare Group, Inc. ...............         8,974,375
    400,000       Columbia HCA /Healthcare Corp. .............        19,650,000
                                                                    ------------
                                                                      28,624,375
                                                                    ------------
                 MACHINERY & CAPITAL GOODS (4.8%)
     80,000       Cooper Industries, Inc. ....................         2,700,000
    139,650       Duriron, Inc. ..............................         3,735,638
     60,000       Emerson Electric Co. .......................         4,275,000
     50,000       Ingersoll-Rand Company .....................         1,768,750
    100,000       Lindsay Manufacturing Co.* .................         3,525,000
     60,000       Nordson Corp. ..............................         3,465,000
    146,300       Zebra Technologies Corp. * .................         8,704,850
                                                                    ------------
                                                                      28,174,238
                                                                    ------------
                 MEDICAL PRODUCTS (0.6%)
    200,000       Biomet, Inc. * .............................         3,325,000
                                                                    ------------

                 OIL & GAS (5.4%)
    150,000       Amoco Corp. ................................         9,581,250
     80,000       Mobil Corp. ................................         8,060,000
     60,000       Royal Dutch Petroleum Co. ..................         7,372,500
     50,000       Texaco, Inc. ...............................         3,406,250
    126,750       Weatherford Enterra Corp. ..................         3,057,844
                                                                    ------------
                                                                      31,477,844
                                                                    ------------
                 PAPER & FOREST PRODUCTS (0.2%)
     80,000       Glatfelter (P.H.) Company ..................         1,480,000
                                                                    ------------

                 POLLUTION CONTROL (1.0%)
    200,000       WMX Technologies, Inc. .....................         5,625,000
                                                                    ------------

                 PRINTING & PUBLISHING (3.1%)
    150,000       Dun & Bradstreet Corp. .....................         8,962,500
    100,000       Merrill Corporation ........................         1,600,000
    160,000       Reader's Digest Assoc., Inc., Class B ......         7,400,000
                                                                    ------------
                                                                      17,962,500
                                                                    ------------
                 RESTAURANTS (1.7%)
    200,000       Bob Evans Farms, Inc. ......................         3,600,000
    185,000       Pancho's Mexican Buffet, Inc. ..............           508,750
    300,000       Wendy's International, Inc. ................         5,962,500
                                                                    ------------
                                                                      10,071,250
                                                                    ------------
                 RETAIL (1.3%)
    200,000       Franklin Quest Co.* ........................         4,775,000
    145,000       Smart & Final Inc. .........................         2,718,750
                                                                    ------------
                                                                       7,493,750
                                                                    ------------
                 TELECOMMUNICATIONS (8.4%)
    300,000       AT & T Corp. ...............................        19,200,000
    744,000       MCI Communications Corp. ...................        18,553,500
    300,000       Sprint Corporation .........................        11,550,000
                                                                    ------------
                                                                      49,303,500
                                                                    ------------
                                    Total common stocks
                                    (cost $348,257,112) ......       486,944,437
                                                                    ------------
---------
PRINCIPAL
---------

                 REPURCHASE AGREEMENT (0.3%)
$1,895,000       Merrill Lynch & Co., Inc.
                   5.45%, due 11/06/95, Collateralized by
                   $14,186,697 FHLMC #S10009, 8.50%, due
                   06/01/22 and  $521,596 FNMA 7.00%, due
                   03/24/25 market value -  $1,964,926
                                    (cost  $1,895,000) .......         1,895,000
                                                                    ------------

                  U.S. GOVERNMENT AND AGENCY SHORT-TERM
                  OBLIGATIONS (16.1%)
41,375,000        U.S. Treasury Bills
                   5.41% through 5.23%, due 11/16/95
                     through 05/30/96 ........................        40,872,674
 2,670,000        Federal Home Loan Mortgage Notes
                   5.57% through 5.48%, due 02/05/96
                     through 02/09/96 ........................         2,629,308
50,970,000        Federal National Mortgage Association Notes
                   5.71% through 5.43%, due 11/03/95
                     through 04/11/96 ........................        50,134,816
                                                                    ------------
                                    Total U.S. government and
                                    agency short-term
                                    obligations
                                    (cost $93,636,798) .......        93,636,798
                                                                    ------------
                                    Total investments
                                    (cost $443,788,910) ......      $582,476,235
                                                                    ============

* Denotes a non-income producing security.
+ Affiliate as defined in Section 2(a)(3) of the Investment Company Act since the Fund owns more than 5% of the outstanding shares.
Cost also represents cost for Federal income tax purposes.
Portfolio holding percentages represent market value as a percentage of net assets.
See accompanying notes to financial statements.


  SECURITIES BY TYPE

(Pie chart shows composition of the portfolio.)


TOTAL VALUE OF PORTFOLIO $582,476,235
--------------------------------------------------------------------------------
LARGEST SECURITIES HOLDINGS                  ASSETS HELD                    % OF
                                                                       PORTFOLIO
--------------------------------------------------------------------------------
Federal Nat'l Mortgage Association Notes     $50,134,816                   8.6%
--------------------------------------------------------------------------------
U.S. Treasury Bills                           40,872,674                   7.0%
--------------------------------------------------------------------------------
Intel Corp.                                   31,443,750                   5.4%
--------------------------------------------------------------------------------
Grand Metropolitan, Plc                       20,733,800                   3.8%
--------------------------------------------------------------------------------
Columbia HCA/ Healthcare Corp.                19,650,000                   3.4%
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                     19,425,000                   8.3%
--------------------------------------------------------------------------------
AT&T Corp.                                    19,200,000                   3.3%
--------------------------------------------------------------------------------
MCI Communications Corp.                      18,553,500                   3.2%
--------------------------------------------------------------------------------
Hewlett-Packard Company                       18,525,000                   3.2%
--------------------------------------------------------------------------------
Archar Daniels Midland Co.                    18,806,676                   2.7%
--------------------------------------------------------------------------------

Statement of Investments - October 31, 1995 - Nationwide Fund

--------------------------------------------------------------------------------
SHARES                          SECURITY                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
                  COMMON STOCKS  (97.1%)
                  AUTO & AUTO PARTS (6.6%)
    537,200        Chrysler Corporation .....................       $ 27,732,950
    869,400        Ford Motor Company .......................         24,995,250
                                                                    ------------
                                                                      52,728,200
                                                                    ------------
                  BROADCASTING (3.1%)
    206,100        Capital Cities/ABC, Inc. .................         24,448,612
                                                                    ------------

                  BUILDING (3.8%)
    337,500        Masco Corporation ........................          9,492,188
    142,800        USG Corporation* .........................          4,159,050
    302,200        Vulcan Materials Co. .....................         16,809,875
                                                                    ------------
                                                                      30,461,113
                                                                    ------------

                  CHEMICALS (11.9%)
    527,300        Georgia Gulf Corporation* ................         17,466,812
    309,700        IMG Global Inc.* .........................         21,679,000
    593,700        Morton International Inc. ................         18,107,850
    223,600        OM Group, Inc. ...........................          6,484,400
    663,275        Raychem Corporation ......................         30,759,378
                                                                    ------------
                                                                      94,497,440
                                                                    ------------

                  COMPUTER EQUIPMENT (2.4%)
    193,200        International Business Machines Corp. ....         18,788,700
                                                                    ------------

                  DRUGS (10.5%)
     74,500        American Home Products Corp. .............          6,602,562
    705,800        Schering-Plough Corp. ....................         37,848,525
    459,300        Warner-Lambert Co. .......................         39,097,913
                                                                    ------------
                                                                      83,549,000
                                                                    ------------
                  FINANCIAL (12.5%)
    296,900        Barnett Banks, Inc. ......................         16,403,725
    332,400        Chubb Corporation ........................         29,874,450
    233,400        CoreStates Financial Corp ................          8,489,925
     50,359        Fund American Enterprises* ...............          3,474,771
    364,700        Horace Mann Educators Corp. ..............          9,710,138
    397,800        Mellon Bank Corp. ........................         19,939,725
    143,800        U S Bancorp ..............................          4,260,075
    165,900        West One Bancorp .........................          7,050,750
                                                                    ------------
                                                                      99,203,559
                                                                    ------------
                  FOOD & BEVERAGE (13.4%)
    297,400        Anheuser-Busch Companies Inc. ............         19,628,400
    524,000        PepsiCo, Inc. ............................         27,641,000
    223,600        Philip Morris Companies, Inc. ............         18,894,200
    312,200        Quaker Oats Company ......................         10,653,825
    349,039        Ralcorp Holdings Inc.* ...................          8,027,759
    364,200        Ralston-Ralston Purina Group .............         21,624,375
                                                                    ------------
                                                                     106,469,559
                                                                    ------------
                  HOUSEHOLD PRODUCTS (7.5%)
    347,000        Avon Products, Inc. ......................         24,680,375
    424,200        Dial Corp. (The) .........................         10,339,875
    207,200        Gillette Company (The) ...................         10,023,300
    110,600        Helene Curtis Industries, Inc. ...........          3,304,175
    152,000        Maybelline, Inc. .........................          3,591,000
    100,000        Procter & Gamble Co. .....................          8,100,000
                                                                    ------------
                                                                      60,038,725
                                                                    ------------
                  LEISURE PRODUCTS (1.4%)
    586,100        Brunswick Corp. ..........................         11,428,950
                                                                    ------------
                  MACHINERY (2.0%)
    342,400        Johnstown America Industries, Inc.* ......          1,583,600
     71,360        PACCAR, Inc. .............................          2,979,280
    375,000        Trinity Industries, Inc. .................         11,109,375
                                                                    ------------
                                                                      15,672,255
                                                                    ------------
                  NONFERROUS METALS (0.5%)
    138,500        Alumax, Inc.* ............................          4,085,750
                                                                    ------------

                  OIL & GAS (7.9%)
    161,900        Mobil Corporation ........................         16,311,425
    476,700        Texaco Inc. ..............................         32,475,188
    547,300        Unocal Corporation .......................         14,366,625
                                                                    ------------
                                                                      63,153,238
                                                                    ------------
                  PAPER AND FOREST PRODUCTS (1.5%)
     86,400        Bowater Inc. .............................          3,823,200
     36,000        Champion Intl. Corp. .....................            1,926,0
     79,600        Georgia Pacific Corporation ..............          6,567,000
                                                                    ------------
                                                                      12,316,200
                                                                    ------------
                  PRINTING & PUBLISHING (9.1%)
    760,000        American Greetings Corp., Class A ........         23,940,000
    229,300        Dun & Bradstreet Corp. ...................         13,700,675
    229,600        Gannett Co., Inc. ........................         12,484,500
    282,300        Gibson Greetings, Inc ....................          3,916,912
    100,000        Tribune Co. ..............................          6,312,500
     40,900        Washington Post Company (The), Class B ...         11,861,000
                                                                    ------------
                                                                      72,215,587
                                                                    ------------
                  TELECOMMUNICATIONS (0.3%)
    100,000        MCI Communications Corporation ...........          2,493,750
                                                                    ------------

                  TOYS (2.7%)
    739,712        Mattel, Inc. .............................         21,266,720
                                                                    ------------
                                    Total common stocks
                                    (cost $520,513,993) .....        772,817,358
                                                                    ------------

---------
PRINCIPAL
---------

                  CONVERTIBLE BONDS  (0.6%)
    $11,356,000   Consorcio G. Grupo Dina, 8.00%, 2004 ......          4,315,280
                                                                    ------------
                                    (cost $10,442,587)
                  COMMERCIAL PAPER (1.9%)
      1,380,000   Banc One Corp.
                     5.73% due 11/16/95 .....................          1,376,705
      4,160,000   Dillard Investment Co.
                     5.71%, due 11/10/95 ....................          4,154,062
      4,410,000   Marsh & McLennan Co.
                     5.72% due 11/01/95 .....................          4,410,000
        625,000   Merrill Lynch & Co., Inc.
                     5.76%, due 11/03/95 ....................            624,800
      4,485,000   Monsanto Co.
                     5.72%, due 11/06/95 ....................          4,481,437
                                                                    ------------

                                    Total commercial paper
                                    (cost $15,047,004) ......         15,047,004
                                                                    ------------

                  REPURCHASE AGREEMENT (0.5%)
      4,071,000      Merrill Lynch & Co., Inc.
                     5.45%, due 11/06/95, Collateralized by
                     $4,206,635 FNMA CMO , due 10/23/25 and
                     $7,542,442 FHLMC 8.00%, due 08/01/22
                     market value - $4,221,220
                                    (cost $4,071,000) .......          4,071,000
                                                                    ------------

                                    Total investments
                                    (cost $550,074,584) .....       $796,250,642
                                                                    ============

* Denotes a non-income producing security.
Cost also represents cost for Federal income tax purposes.
Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.


SECURITIES BY TYPE


(Pie chart shows composition of the portfolio.)


TOTAL VALUE OF PORTFOLIO $796,250,642
--------------------------------------------------------------------------------
LARGEST SECURITIES HOLDINGS                  ASSETS HELD                    % OF
                                                                       PORTFOLIO
--------------------------------------------------------------------------------
Warner-Lambert Co.                           $39,097,913                   4.9%
--------------------------------------------------------------------------------
Schering-Plough Corp.                         37,848,525                   4.8%
--------------------------------------------------------------------------------
Texaco Inc.                                   32,475,188                   4.1%
--------------------------------------------------------------------------------
Raychem Corporation                           30,758,378                   3.9%
--------------------------------------------------------------------------------
Chubb Corporation                             29,874,450                   3.8%
--------------------------------------------------------------------------------
Chrysler Corporation                          27,732,950                   3.5%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                 27,641,000                   3.5%
--------------------------------------------------------------------------------
Ford Motor Company                            24,995,250                   3.1%
--------------------------------------------------------------------------------
Avon Products, Inc.                           24,680,375                   3.1%
--------------------------------------------------------------------------------
Capital Cities/ABC, Inc.                      24,448,812                   3.1%
--------------------------------------------------------------------------------

Statement of Investments - October 31, 1995 - Nationwide Bond Fund

--------------------------------------------------------------------------------
PRINCIPAL                       SECURITY                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
                 CANADIAN GOVERNMENT BONDS (6.3%)
    $1,000,000   Hydro-Quebec, 11.75%, 2012 ....................    $  1,415,479
     4,000,000   Hydro-Quebec, 8.05%, 2024 .....................       4,410,476
     2,000,000   Manitoba (Province of), 9.625%, 2018 ..........       2,568,898
                                                                    ------------
                    Total Canadian government bonds
                    (cost $7,709,759) ..........................       8,394,853
                                                                    ------------
                 CORPORATE BONDS (76.9%)
                 BANKS (5.3%)
     3,000,000   Banc One Corp., 9.875%, 2009 ..................       3,741,948
     1,000,000   Banc One Corp., 10.00%, 2010 ..................       1,270,384
     2,000,000   Toronto-Dominion Bank, NY., 7.875% 2004 .......       2,124,098
                                                                    ------------
                                                                       7,136,430
                                                                    ------------
                 BROKER/DEALER (7.1%)
     1,000,000   Bear Stearns Companies, Inc., 9.375%, 2001 ....       1,181,689
     2,000,000   Bear Stearns Companies, Inc., 8.75%, 2004 .....       2,242,164
     1,000,000   Lehman Brothers Holdings Inc., 11.625%, 2005 ..       1,296,791
     1,000,000   Morgan Stanley Group Inc., 8.10%, 2002 ........       1,083,314
     3,000,000   Morgan Stanley Group Inc., 10.00%, 2008 .......       3,745,191
                                                                    ------------
                                                                       9,499,149
                                                                    ------------
                 CHEMICALS (1.6%)
     2,000,000   ICI Wilmington Inc., 7.50%, 2002 ..............       2,114,766
                                                                    ------------
                 FINANCE (12.8%)
     2,000,000   Bass America Inc., 8.125%, 2002 ...............       2,182,584
     2,000,000   Ford Capital BV Notes, 10.125%, 2000 ..........       2,318,774
     3,000,000   Ford Capital BV Notes, 9.50%, 2010 ............       3,676,389
     1,000,000   General Electric Capital Corp., 8.75%, 2000 ...       1,100,390
     3,235,000   General Electric Capital Corp., 8.50%, 2008 ...       3,739,903
     3,515,000   Loews Corp., 8.875%, 2011 .....................       4,086,324
                                                                    ------------
                                                                      17,104,364
                                                                    ------------
                 FOOD (4.0%)
     2,000,000   General Foods Corp., 7.00%, 2011 ..............       1,909,028
     3,000,000   Seagram (JE) & Sons Inc., 8.875%, 2011 ........       3,464,226
                                                                    ------------
                                                                       5,373,254
                                                                    ------------
                 INSURANCE (20.0%)
     4,500,000   Aetna Life & Casualty Co., 6.75%, 2013 ........       4,169,786
     3,000,000   Allstate Corp., 7.50%, 2013 ...................       3,079,914
     4,000,000   AMBAC Inc., 9.375%, 2011 ......................       4,945,712
     1,000,000   AMBAC Inc., 7.50%, 2023 .......................       1,038,767
     5,000,000   Berkley (W.R.) Corp., 9.875%, 2008 ............       6,075,350
     2,000,000   Equitable of Iowa, 8.50%, 2005 ................       2,217,958
     5,000,000   Prudential Surplus Note, 8.10%, 2015 ..........       5,115,250
                                                                    ------------
                                                                      26,642,737
                                                                    ------------
                 PAPER & FOREST PRODUCTS (1.7%)
     2,000,000   Temple-Inland Inc., 9.00%, 2001 ...............       2,247,034
                                                                    ------------
                 PUBLISHING (1.5%)
     2,000,000   Times Mirror Co., 7.25%, 2013 .................       2,022,314
                                                                    ------------
                 RETAIL TRADE (8.8%)
     2,000,000   Dayton Hudson Corp., 9.25%, 2011 ..............       2,397,886
     1,000,000   Lowe's Companies Inc., 8.19%, 2022 ............       1,107,649
     3,000,000   May Department Stores Company, 10.625%, 2010 ..       4,084,224
     2,000,000   Wal-Mart Stores, Inc., 7.50%, 2004 ............       2,134,802
     2,000,000   Wal-Mart Stores, Inc., 7.25%, 2013 ............       2,057,342
                                                                    ------------
                                                                      11,781,903
                                                                    ------------
                 UTILITIES: GAS & ELECTRIC (1.0%)
     1,250,000   Pacific Gas & Electric Company, 8.75%, 2001 ...       1,369,752
                                                                    ------------
                 OTHER (13.1%)
     4,000,000   Armstrong World Industries Inc.,
     4,000,000   English China Clays Delaware Inc., 7.375%, 2002       4,181,804
     2,000,000   Kaiser Foundation, 9.55%, 2005 ................       2,439,948
     2,000,000   Waste Management Inc., 7.65%, 2011 ............       2,160,298
     3,500,000   Waste Management Inc., 8.75%, 2018 ............       3,982,741
                                                                    ------------
                                                                      17,502,363
                                                                    ------------
                    Total corporate bonds
                    (cost $99,360,848) .........................     102,794,066
                                                                    ------------
                 MORTGAGE BACKED SECURITIES (9.6%)
     1,500,000   FHLMC (REMIC) Class 194-E, 7.00%, 2021 ........       1,501,919
       888,224   FHLMC (REMIC) Class 1650-LC, 6.50%, 2022 ......         854,745
     1,759,016   FHLMC (REMIC) Class 1650-LE, 6.50%, 2022 ......       1,692,506
     4,150,730   FHLMC (REMIC) Class 1709-EA, 7.25%, 2023 ......       4,177,955
       819,538   FHLMC-GNMA (REMIC) Class 29-Z, 6.75%, 2024 ....         805,023
     1,000,000   FNMA (REMIC) 1994 Class 4L, 6.50%, 2007 .......         975,099
     1,000,000   FNMA (REMIC) 1992 Class 105-J, 6.50%, 2020 ....         986,199
       782,326   FNMA (REMIC) 1992 Class 103-A, 7.00%, 2022 ....         781,895
       860,072   FNMA (REMIC) 1992 Class G-64M, 7.00%, 2022 ....         834,518
       200,293   FNMA (REMIC) Class X-225C-A, 5.85%, 2023 ......         188,566
                                                                    ------------
                    Total mortgage backed securities
                    (cost $12,491,043) .........................      12,798,425
                                                                    ------------
                 U.S. GOVERNMENT
                 LONG-TERM OBLIGATIONS (4.2%)

    $5,000,000   U.S. Treasury Notes, 8.75%, 2000
                    (cost $5,314,872) ..........................    $  5,606,250
                                                                    ------------
                 COMMERCIAL PAPER (0.8%)
     1,085,000   Coca-Cola Financial Corp.
                    5.73%, due 11/03/95
                    (cost $1,084,655) ..........................       1,084,655
                                                                    ------------
                 REPURCHASE AGREEMENT (0.7%)
       907,000   Merrill Lynch & Co.,Inc.,
                    5.45%, due 11/06/95,
                    Collateralized by $1,044,259
                    FHLMC 00.0%, due 03/24/15
                    $531,684 FNMA 7.00%,
                    due 07/01/08
                    market value - $940,468
                    (cost $907,000) ............................         907,000
                                                                    ------------

                    Total investments
                    (cost $126,868,177) ........................    $131,585,249
                                                                    ============

Cost also represents cost for Federal income tax purposes.
Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.


SECURITIES BY TYPE


[PIE CHART SHOWS COMPOSITION OF THE PORTFOLIO.]


TOTAL VALUE OF PORTFOLIO $131,585,249
--------------------------------------------------------------------------------
LARGEST SECURITIES HOLDINGS                  ASSETS HELD                    % OF
                                                                       PORTFOLIO
--------------------------------------------------------------------------------
Berkley (W.R.) Corp.                         $6,075,350                    4.8%
--------------------------------------------------------------------------------
U.S. Treasury Notes                           5,606,250                    4.3%
--------------------------------------------------------------------------------
Prudential Surplus Note                       5,115,250                    3.9%
--------------------------------------------------------------------------------
AMBAC Inc., 2011                              4,945,712                    3.8%
--------------------------------------------------------------------------------
Armstrong World Industries, Inc.              4,737,572                    3.6%
--------------------------------------------------------------------------------
Hydro-Quebec                                  4,410,476                    3.3%
--------------------------------------------------------------------------------
English China Clays Delaware Inc.             4,181,804                    3.2%
--------------------------------------------------------------------------------
FHLMC (REMIC), 2023                           4,177,955                    3.2%
--------------------------------------------------------------------------------
Aetna Life & Casualty Co.                     4,168,785                    3.2%
--------------------------------------------------------------------------------
Loews Corp.                                   4,088,324                    3.1%
--------------------------------------------------------------------------------

Statement of Investments - October 31, 1995 - Nationwide Tax-Free Income Fund

------------------------------------------------------------------------------------------------
PRINCIPAL                                  SECURITY                               VALUE (NOTE 1)
------------------------------------------------------------------------------------------------
                LONG-TERM MUNICIPAL SECURITIES - (98.5%)
                ALABAMA (3.3%)
                Birmingham, Alabama General Obligation Refunding
   $2,500,000      Revenue, Series 1992 B, 6.25%, 2016 ........................      $ 2,587,500
                Birmingham, Alabama Water Works & Sewer Board Refunding
    2,480,000      Revenue, Series 1992, 6.125%, 2012 .........................        2,582,300
                Huntsville, Alabama General Obligation Limited Tax
    3,500,000      Warrants, Series 1992 A, 6.00%, 2012 .......................        3,600,625
                                                                                     -----------
                                                                                       8,770,425
                                                                                     -----------
                ARIZONA (3.0%)
                Salt River Project, Agricultural Improvement & Power
                   District, Arizona Electric System Revenue Bonds,
    5,100,000      Series 1992 C, 6.00%, 2016 .................................        5,195,625
                Salt River Project, Agricultural Improvement & Power
                   District, Arizona Electric System Revenue Bonds,
    2,500,000      Series 1992 C, 6.20%, 2012 .................................        2,603,125
                                                                                     -----------
                                                                                       7,798,750
                                                                                     -----------
                COLORADO (0.4%)
                Colorado Housing Finance Authority Single-Family
                   Housing Revenue Refunding Bonds,
    1,000,000      Series 1991-A, 7.15%, 2014 .................................        1,046,250
                                                                                     -----------

                CONNECTICUT (2.0%)
                Connecticut Housing Finance Authority
                   Housing Mortgage Finance Program Bonds,
    5,000,000      Series 1992-B, 6.70%, 2012 .................................        5,281,250
                                                                                     -----------

                FLORIDA (2.5%)
                Florida Municipal Power Agency, Stanton II Project Revenue
    1,880,000      Bonds, Series 1992, 6.50%, 2020 ............................        2,122,050
                Florida State Full Faith and Credit Capital Outlay
    1,550,000      Bonds, Series 1991 A, 6.75%, 2012 ..........................        1,728,250
                Jacksonville, Florida Electric Authority Bulk Power
                   Revenue Bonds, (Scherer 4 Project, Issue One,
    2,400,000      Series 1991-A), 7.00%, 2012 ................................        2,709,000
                                                                                     -----------
                                                                                       6,559,300
                                                                                     -----------
                GEORGIA (5.0%)
                Atlanta, Georgia General Obligation School Improvement
    1,805,000      Bonds, Series 1993, 5.60%, 2018 ............................        1,777,925
                Dekalb County, Georgia General Obligation Refunding
    2,710,000      Bonds, 6.00%, 2012 .........................................        2,831,950
                Georgia General Obligation Refunding Revenue Bonds,
    2,500,000      Series 1993 D, 6.50%, 2008 .................................        2,825,000
                Georgia Municipal Electric Authority Power Revenue
    1,600,000      Bonds, Series T, 6.50%, 2025 ...............................        1,618,000
                Georgia Municipal Electric Authority Power Revenue
    2,750,000      Bonds, Series 1991-V, 6.60%, 2018 ..........................        2,976,875
                Georgia Residential Financial Authority Revenue Bonds,
    1,005,000      Series A, 7.50%, 2017 ......................................        1,062,788
                                                                                     -----------
                                                                                      13,092,538
                                                                                     -----------
                ILLINOIS (7.9%)
                Chicago, Illinois General Airport Revenue Refunding Bonds,
                   Series 1993-A (Chicago-O'Hare International Airport),
    3,000,000      5.00%, 2016 ................................................        2,696,250
                Illinois Educational Facility Authority Revenue, Series
    2,185,000      1991-A, Loyola University, 7.125%, 2021 ....................        2,419,888
                Illinois State Build Illinois Bonds Sales Tax Revenue,
    7,500,000      Series O, 6.00%, 2018 ......................................        7,593,750
                Illinois State Build Illinois Bonds Sales Tax Revenue,
    2,500,000      Series V, 6.375%, 2017 .....................................        2,653,125
                Illinois State General Obligation Bonds,
    3,000,000      Series of March 1994, 5.80%, 2019 ..........................        2,958,750
                Illinois State General Obligation Bonds,
    1,350,000      Series of July 1995, 5.75%, 2016 ...........................        1,343,250
                Palatine, Illinois Corporate Purpose General Obligation
    1,000,000      Bonds, Series 1985, 9.90%, 2016 ............................        1,210,000
                                                                                     -----------
                                                                                      20,875,013
                                                                                     -----------
                INDIANA (2.8%)
                Indiana State Toll Road Commission East-West Toll Road
    5,335,000      Revenue Bonds, Series 1980, 9.00%, 2015 ....................        7,322,288
                                                                                     -----------

                MAINE (0.4%)
                Maine Municipal Bond Bank General Obligation,
    1,000,000      Series 1988 A, 7.70%, 2008 .................................        1,118,750
                                                                                     -----------

                MARYLAND (2.5%)
                Baltimore County, Maryland General Obligation
                   Pension Funding Bonds, Refunding
    3,200,000      Series 1991, 6.70%, 2016 ...................................        3,420,000
                Howard County, Maryland Public Improvement
                   General Obligation Unlimited Tax,
    1,000,000      Series 1994 A, 6.00%, 2014 .................................        1,027,500
                Montgomery County, Maryland Consolidated Public
    1,700,000      Improvement Bonds, Series 1984, 9.75%, 2001 ................        2,135,625
                                                                                     -----------
                                                                                       6,583,125
                                                                                     -----------
                MASSACHUSETTS (4.9%)
                Massachusetts Bay Transportation Authority, General
                   Transportation System Bonds, Series 1991 A,
    2,600,000      7.00%, 2011 ................................................        2,944,500
                Massachusetts State General Obligation Bonds Consolidated
    3,775,000      Loan, Series 1992-B, 6.50%, 2013 ...........................        4,034,531
                Massachusetts State General Obligation Bonds Consolidated
    2,250,000      Loan, Series 1993-B, 4.875%, 2013 ..........................        2,055,938
                Massachusetts Water Resources Authority General Revenue Bonds,
    4,000,000      Series 1992A, 5.50%, 2022 ..................................        3,800,000
                                                                                     -----------
                                                                                      12,834,969
                                                                                     -----------
                MICHIGAN (1.5%)
                Michigan State General Obligation Bonds, Environmental
    3,500,000      Protection Program, Series 1992, 6.25%, 2012 ...............        3,828,125
                                                                                     -----------

                MINNESOTA (1.6%)
                Minnesota State Housing Finance Agency Single Family
                   Mortgage Revenue Bonds,
    4,000,000      Series 1994 K, 6.40%, 2015 .................................        4,135,000
                                                                                     -----------

                MISSOURI (1.2%)
                Kansas City, Missouri Water Works & Sewer Board
    1,000,000      Refunding Revenue, Series 1994-D, 6.55%, 2012 ..............        1,085,000
                Missouri State Environmental Improvement & Energy
                   Resources Authority Water Pollution Control Revenue
    2,000,000      Bonds, 6.55%, 2014 .........................................        2,147,500
                                                                                     -----------
                                                                                       3,232,500
                                                                                     -----------
                NEBRASKA (2.0%)
                Nebraska Public Power District Power Supply System
    5,000,000      Revenue Bonds, Series 1993, 6.125%, 2015 ...................        5,137,500
                                                                                     -----------

                NEW YORK (0.4%)
                New York Local Government Assistance Corporation,
    1,000,000      Series 1991-B, 7.50%, 2020 .................................        1,161,250
                                                                                     -----------

                NORTH CAROLINA (3.7%)
                Charlotte-Mecklenburg Hospital Authority, North Carolina
                   Health Care System Revenue Bonds,
    1,035,000      Series 1992, 6.00%, 2022 ...................................        1,042,762
                North Carolina Housing Finance Agency Single Family
    2,350,000      Revenue Bonds, Series AA, 6.25%, 2017 ......................        2,397,000
                North Carolina Housing Finance Agency Single Family
    2,085,000      Revenue Bonds, Series J, 7.40%, 2022 .......................        2,173,613
                North Carolina Housing Finance Agency Single Family
    1,910,000      Revenue Bonds, Series N, 7.40%, 2028 .......................        2,003,112
                North Carolina Medical Care Commission Hospital Revenue
                   Refunding Bonds, Series 1992 A (North Carolina Baptist
    2,000,000      Hospitals Project), 6.375%, 2014 ...........................        2,085,000
                                                                                     -----------
                                                                                       9,701,487
                                                                                     -----------
                OHIO (0.9%)
                Columbus, Ohio Water Works & Sewer Board Refunding
    1,000,000      Revenue, Series 1991, 6.375%, 2010 .........................        1,062,500
                Ohio State Full Faith & Credit General Obligation
                   Infrastructure Improvement & Refunding Bonds,
    1,395,000      Series 1994, 4.80%, 2013 ...................................        1,295,606
                                                                                     -----------
                                                                                       2,358,106
                                                                                     -----------
                PENNSYLVANIA (2.9%)
                Pennsylvania Housing Finance Agency Rental
                   Housing Refunding Revenue Bonds,
    4,055,000      Issue 1992, 6.40%, 2012 ....................................        4,125,962
                Pennsylvania Housing Finance Agency Rental
                   Housing Refunding Revenue Bonds,
    1,500,000      Issue 1992, 6.25%, 2007 ....................................        1,546,875
                Pennsylvania State Turnpike Commission Oil
    2,000,000      Franchise Tax Revenue, Series A, 6.00%, 2014 ...............        2,045,000
                                                                                     -----------
                                                                                       7,717,837
                                                                                     -----------
                SOUTH CAROLINA (4.7%)
                Charleston, South Carolina Waterworks & Sewer System
                   Refunding & Capital Improvement Revenue Bonds,
    6,980,000      Series 1991, 6.00%, 2018 ...................................        7,128,325
                South Carolina State Housing Finance & Development
                   Authority Multi-Family Development Revenue Refunding,
    1,500,000      Series 1992-A, 6.875%, 2023 ................................        1,554,375
                South Carolina State Housing Finance & Development
                   Authority Homeownership Mortgage Purchase Bonds,
    2,075,000      Series 1994 A, 6.375%, 2016 ................................        2,106,125
                Spartanburg, South Carolina Water System
                   Improvement & Refunding Revenue Bonds,
    1,500,000      Series 1992, 6.25%, 2017 ...................................        1,561,875
                                                                                     -----------
                                                                                      12,350,700
                                                                                     -----------
                TENNESSEE (1.4%)
                Nashville & Davidson County, Tennessee General
                   Obligation Multi-purpose Improvement Bonds,
    1,000,000      Series 1994, 6.125%, 2014 ..................................        1,040,000
                Nashville & Davidson County, Tennessee Health &
                   Educational Facilities Revenue Bonds, Series 1979,
    1,500,000      7.875%, 2004 ...............................................        1,685,625

                                                                     (continued)

Statement of Investments - October 31, 1995 - Nationwide Tax-Free Income Fund, continued

------------------------------------------------------------------------------------------------
PRINCIPAL                                  SECURITY                               VALUE (NOTE 1)
------------------------------------------------------------------------------------------------
                Shelby County, Tennessee General Obligation
   $1,000,000      School Bonds, Series 1994 B, 6.00%, 2014 ..................      $  1,025,000
                                                                                    ------------
                                                                                       3,750,625
                                                                                    ------------
                TEXAS (21.3%)
                Bexar County, Texas Combination Tax and Revenue
    5,000,000      Certificates, Series 1992, 6.20%, 2012 ....................         5,168,750
                Grand Prairie Independent School District, Texas
                   Unlimited Tax School Building Bonds,
    1,075,000      Series 1992, 6.50%, 2011 ..................................         1,159,750
                Harris County, Texas Detention Facility Certificates,
    1,000,000      Series 1992, 6.00%, 2010 ..................................         1,068,750
                Harris County, Texas General Obligation Tax and Revenue
    3,500,000      Certificates, Series 1994, 6.10%, 2013 ....................         3,626,875
                Harris County, Texas Toll Road Revenue, Series 1992 A,
    1,835,000      6.50%, 2011 ...............................................         1,958,862
                Houston, Texas General Obligation Public Improvement
    5,435,000      Unrefunded, Series C, 6.25%, 2012 .........................         5,638,813
                Houston, Texas Water & Sewer Junior Lien Revenue
    7,720,000      Refunding, Series 1991-C, 6.375%, 2017 ....................         8,067,400
                Irving, Texas Independent School District Unlimited Tax
                   School Building Bonds, Series 1991-C-Permanent School
    1,215,000      Fund, 5.25%, 2009 .........................................         1,196,775
                Lower Colorado River Authority Texas Junior Lien Refunding
    3,390,000      Revenue Bonds, Series 1992, 6.00%, 2017 ...................         3,436,612
                San Antonio, Texas Electric & Gas Systems
                   Revenue  Refunding Bonds,
    2,700,000      New Series 1989-B, 6.50%, 2012 ............................         2,828,250
                San Antonio, Texas General Improvement Refunding Bonds,
    5,000,000      Series 1992, 5.75%, 2013 ..................................         5,031,250
                Texas State Water  Development Bonds,
    3,175,000      Series 1994, 6.90%, 2017 ..................................         3,500,438
                Texas Water Resources Finance Authority Revenue Bonds,
    1,490,000      Series 1989, 7.625%, 2008 .................................         1,629,688
                University of Texas Revenue Financing System,
    2,750,000      Series 1991-B, 6.75%, 2013 ................................         2,966,562
                University of Texas Revenue Financing System,
    2,000,000      Series 1991, 6.50%, 2011 ..................................         2,130,000
                University of Texas System Permanent University Fund
    2,000,000      Bonds, Series 1992B, 6.25%, 2013 ..........................         2,067,500
                Weatherford, Texas Independent School District Unlimited
                   Tax School Building and Refunding Bonds,
    3,000,000      Series 1994, 6.50%, 2015 ..................................         3,195,000
                Weatherford, Texas Independent School District Unlimited
                   Tax School Building and Refunding Bonds,
    1,090,000      Series 1994, 6.40%, 2012 ..................................         1,162,212
                                                                                    ------------
                                                                                      55,833,487
                                                                                    ------------
                UTAH (2.0%)
                Intermountain Power Agency, Utah Power Supply Revenue
    5,580,000      Refunding Bonds, Series 1993-A, 5.50%, 2020 ...............         5,328,900
                                                                                    ------------

                VIRGINIA (11.8%)
                Fairfax County, Virginia Water Authority Water Refunding
    1,500,000      Revenue Series 1992, 6.00%, 2022 ..........................         1,530,000
                Henrico County, Virginia Water and Sewer System Refunding
    4,250,000      Revenue Bonds, Series 1994, 5.875%, 2014 ..................         4,313,750
                Newport News, Virginia General Improvement Bonds,
    1,985,000      Series 1993 E, 5.20%, 2013 ................................         1,905,600
                Richmond, Virginia General Obligation Public
                   Improvement Refunding Bonds, Series 1991-B,
    8,000,000      6.25%, 2018 ...............................................         8,140,000
                Virginia Housing Development Authority Commonwealth
    2,150,000      Mortgage Bonds, Series 1993 H, 5.25%, 2023 ................         1,943,062
                Virginia Housing Development Authority Commonwealth
                   Mortgage Bonds, Series 1992 C Subseries C-7,
    2,000,000      6.30%, 2015 ...............................................         2,037,500
                Virginia Housing Development Authority
                   Commonwealth Mortgage Bonds, 1995 Series B,
    1,000,000      Subseries B-3, 6.35%, 2015 ................................         1,020,000
                Virginia Housing Development Authority Commonwealth
    5,500,000      Mortgage Bonds, Series 1992 A, 7.10%, 2022 ................         5,809,375
                Virginia Housing Development Authority Commonwealth
                   Mortgage Bonds, Series 1995-D, Subseries D-1,
    1,080,000      5.95%, 2013* ..............................................         1,080,000
                Virginia Housing Development Authority Commonwealth
                   Mortgage Bonds, Series B, Subseries B-2,
    1,000,000      6.50%, 2010 ...............................................         1,068,750
                Virginia Public School Authority School Financing Bonds
    2,000,000      (1991 Resolution), Series 1994 A, 6.20%, 2013 .............         2,095,000
                                                                                    ------------
                                                                                      30,943,037
                                                                                    ------------
                WASHINGTON (5.9%)
                Seattle, Washington Metropolitan General Obligation Bonds,
    2,950,000      Series 1991, 6.875%, 2020 .................................         3,045,875
                Seattle, Washington Municipal Light and Power Refunding
    1,500,000      Revenue Bonds, Series 1992 B, 5.75%, 2010 .................         1,533,750
                Washington State General Obligation, Series 1992 A and
    8,635,000      AT-6, 5.75%, 2017 .........................................         8,591,825
                Washington State General Obligation Unlimited Tax,
    2,155,000      Series DD-14 and B, 6.00%, 2015 ...........................         2,184,631
                                                                                    ------------
                                                                                      15,356,081
                                                                                    ------------
                WISCONSIN (2.5%)
                Wisconsin State General Obligation, Series 1992-A,
    2,000,000      6.30%, 2011 ...............................................         2,182,500
                Wisconsin State General Obligation Bonds, Series 1994 A,
    2,000,000      5.00%, 2014 ...............................................         1,860,000
                Wisconsin State Transportation Revenue Bonds, Series A,
    2,500,000      5.50%, 2012 ...............................................         2,440,625
                                                                                    ------------
                                                                                       6,483,125
                                                                                    ------------

                            Total municipal securities
                            (cost $246,442,310) ..............................      $258,600,418
                                                                                    ============

Cost also represents cost for Federal income tax purposes.
Portfolio holding percentages represent market value as a percentage of net assets.

*When-issued security. The Statement of Additional Information states this type of security has a longer settlement period than is customary. The Tax-Free Fund has committed high quality debt securities to equal the amount required for settlement.

See accompanying notes to financial statements.


SECURITIES BY MOODY'S RATING


[Pie chart shows securities by
Moody's Rating, Aaa-rated
25.7%, Aa-rated, 49.5%;
A-rated 24.8%.]

[Bar chart shows key to Moody's Municipal Bond
Ratings, from Aaa to C.]


TOTAL VALUE OF PORTFOLIO $258,600,418
==============================================================================
LARGEST SECURITIES HOLDINGS BY STATE           ASSETS HELD             % OF
                                                                     PORTFOLIO
------------------------------------------------------------------------------
Texas                                          $55,833,487              21.6%
------------------------------------------------------------------------------
Virginia                                        30,943,037              12.0%
------------------------------------------------------------------------------
Illinois                                        20,875,013               8.1%
------------------------------------------------------------------------------
Washington                                      15,356,081               5.9%
------------------------------------------------------------------------------
Georgia                                         13,092,538               5.1%
------------------------------------------------------------------------------
Massachusetts                                   12,834,969               5.0%
------------------------------------------------------------------------------
South Carolina                                  12,350,700               4.8%
------------------------------------------------------------------------------
North Carolina                                   9,701,487               3.7%
------------------------------------------------------------------------------
Alabama                                          8,770,425               3.4%
------------------------------------------------------------------------------
Arizona                                          7,798,750               3.0%
------------------------------------------------------------------------------

Statement of Investments - October 31, 1995 - Nationwide U.S. Government Income Fund

--------------------------------------------------------------------------------
PRINCIPAL                           SECURITY                      VALUE (NOTE 1)
--------------------------------------------------------------------------------
                MORTGAGE BACKED SECURITIES (74.3%)
                FHLMC REMIC Series 1462, Class PT,
  $5,000,000       7.50%, 2003 .................................     $ 5,182,895
                FHLMC REMIC Series 1313, Class G,
   3,000,000       7.25%, 2007 .................................       3,065,817
                FHLMC REMIC Series 1344, Class D,
   4,000,000       6.00%, 2007 .................................       3,757,476
                FHLMC REMIC Series 31, Class E,
   3,437,917       7.55%, 2020 .................................       3,514,373
                FNMA REMIC Series 1992-126, Class VB,
   1,500,000       8.00%, 2002 .................................       1,570,243
                FNMA REMIC Series 1992-151, Class H,
   4,000,000       6.00%, 2007 .................................       3,799,036
                FNMA REMIC Series 1988-25, Class B,
     547,340       9.25%, 2018 .................................         571,324
                FNMA REMIC Series 1990-7, Class B,
   3,000,000       8.50%, 2020 .................................       3,122,517
                FNMA REMIC Series 1993-203, Class PJ,
   5,000,000       6.50%, 2023 .................................       4,971,845
                                                                     -----------

                        Total mortgage backed securities
                        (cost $29,076,198) .....................      29,555,526
                                                                     -----------

                U.S. GOVERNMENT AND AGENCY
                LONG-TERM OBLIGATIONS (19.3%)
                Federal Home Loan Banks
   1,000,000       7.08%, 2000 .................................       1,008,146
   4,000,000       6.36%, 2001 .................................       4,043,172
                Federal Home Loan Mortgage Corp.
   1,000,000       6.31%, 2004 .................................         977,190
                Federal National Mortgage Association
   1,000,000       7.05%, 2000 .................................       1,010,659
                Resolution Funding STRIPS,
   2,000,000       0.00%, 2013 .................................         620,638
                                                                     -----------

                        Total U.S. government and agency
                        long-term obligations
                        (cost $7,339,604) ......................       7,657,805
                                                                     -----------

                REPURCHASE AGREEMENT (6.2%)
                Prudential Securities
                   5.75%, due 11/1/95, Collateralized by
                   $2,670,000 U.S. Treasury Bills, due 10/17/96
                   market value - $2,536,126
   2,480,000            (cost $2,480,000) ......................       2,480,000
                                                                     -----------
                        Total investments
                        (cost $38,895,802) .....................     $39,693,331
                                                                     ===========

Cost also represents cost for Federal income tax purposes. Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.


SECURITIES BY TYPE


[PIE CHART SHOWS COMPOSITION OF THE PORTFOLIO.]


TOTAL VALUE OF PORTFOLIO $49,693,331

=============================================================================
LARGEST SECURITIES HOLDINGS                     ASSETS HELD           % OF
                                                                    PORTFOLIO
-----------------------------------------------------------------------------
FHLMC (REMIC) Series 1462-PT                    $5,182,895            13.1%
-----------------------------------------------------------------------------
FNMA (REMIC) Series 1993-203-PJ                  4,971,845            12.5%
-----------------------------------------------------------------------------
Federal Home Loan Banks, 7.08%, 2000             4,043,172            10.2%
-----------------------------------------------------------------------------
FNMA (REMIC) Series 1992-151-H                   3,799,036             9.6%
-----------------------------------------------------------------------------
FHLMC (REMIC) Series 1344-D                      3,757,476             9.5%
-----------------------------------------------------------------------------
FHLMC (REMIC) Series 31-E                        3,514,373             8.7%
-----------------------------------------------------------------------------
FNMA (REMIC) Series 1990-7-B                     3,122,517             7.9%
-----------------------------------------------------------------------------
FHLMC (REMIC) Series 1313-G                      3,065,817             7.7%
-----------------------------------------------------------------------------
Repurchase Agreement (Prudential Securities)     2,480,000             6.2%
-----------------------------------------------------------------------------
FNMA (REMIC) Series 1992-126-VB                  1,570,243             4.0%
-----------------------------------------------------------------------------

Statement of Invesments - October 31, 1995 - Nationwide Money Market Fund

 PRINCIPAL                       SECURITY                         VALUE (NOTE 1)
 ---------                       --------                         --------------

                        BANKERS ACCEPTANCES (0.5%)
                        Republic Bank of NY
$ 3,300,000               5.56%, due 12/06/95 ...................... $ 3,282,162
                          (cost $3,282,162)                          -----------

                        CANADIAN GOVERNMENT OBLIGATIONS (2.8%)
                        Canadian Wheat Board
  4,130,000               5.55%, due 12/18/95 ......................   4,100,075
  5,650,000               5.67%, due 12/20/95 ......................   5,606,396
                        Export Development Corp.
  7,250,000               5.65%, due 11/08/95 ......................   7,242,035
                                                                     -----------
                        Total Canadian government obligations
                        (cost $16,948,506) .........................  16,948,506
                                                                     -----------
                        COMMERCIAL PAPER (90.3%)
                        AUTO/FINANCE (3.4%)
                        Ford Motor Credit Co.
  2,000,000               5.74%, due 11/06/95 ......................   1,998,406
  4,760,000               5.70%, due 11/07/95 ......................   4,755,478
  5,000,000               5.73%, due 11/15/95 ......................   4,988,858
  3,000,000               5.73%, due 12/12/95 ......................   2,980,423
  5,725,000               5.67%, due 01/08/96 ......................   5,663,685
                                                                     -----------
                                                                      20,386,850
                                                                     -----------
                        BANKS (10.2%)
                        Banc One Corp.
  6,000,000               5.68%, due 11/03/95 ......................   5,998,107
  4,000,000               5.73%, due 11/10/95 ......................   3,994,270
  8,000,000               5.68%, due 11/14/95 ......................   7,883,591
  5,000,000               5.70%, due 11/21/95 ......................   4,984,167

                       CoreStates Capital Corp.
  5,000,000               5.72%, due 01/03/96 ......................   4,949,950
  5,000,000               5.70%, 01/03/96 ..........................   4,949,333
                        JP Morgan & Co., Inc.
  8,000,000               5.70%, due 11/20/95 ......................   7,975,933
  2,000,000               5.60%, due 12/21/95 ......................   1,984,444
                        National City Credit Corp.
  9,000,000               5.65%, due 11/17/95 ......................   8,977,400
  4,902,000               5.71%, due 11/29/95 .....................    4,880,230
                        Norwest Corp.
  5,000,000               5.60%, due 12/27/95 ......................   4,956,445
                                                                     -----------
                                                                      61,633,870
                        BROKER-DEALERS (12.6%)                       -----------
                        Bear Stearns Companies, Inc.
  5,000,000               5.73%, due 11/20/95 ......................   4,984,879
  6,540,000               5.72%, due 01/12/96 ......................   6,465,182
  5,775,000               5.74%, due 12/05/95 ......................   5,743,693
  5,000,000               5.75%, due 11/30/95 ......................   4,976,840
                        Dean Witter Discover & Co.
  3,000,000               5.73%, due 11/13/95 ......................   2,994,270
  5,000,000               5.70%, due 11/17/95 ......................   4,987,333
  2,940,000               5.70%, due 11/22/95 ......................   2,930,225
  3,000,000               5.68%, due 01/08/96 ......................   2,967,813
  3,000,000               5.68%, due 1/10/96 .......................   2,966,867
  3,000,000               5.68%, due 01/22/96 ......................   2,981,187
  3,000,000               5.68%, due 01/31/96 ......................   2,956,927
                        Merrill Lynch & Co., Inc.
  6,000,000               5.73%, due 11/01/95 ......................   6,000,000
  2,775,000               5.72%, due 11/15/95 ......................   2,768,827
  5,000,000               5.75%, due 11/16/95 ......................   4,988,021
  7,000,000               5.73%, due 11/16/95 ......................   6,983,288
  3,000,000               5.73%, due 11/28/95 ......................   2,987,108
    740,000               5.73%, due 12/01/95 ......................     736,466
                        Smith Barney, Inc.
  6,760,000               5.74%, due 11/28/95 ......................   6,730,898
                                                                     -----------
                                                                      76,129,824
                                                                     -----------
                        CAPTIVE BORROWING CONDUITS (1.7%)
                        BTR Dunlop Finance
  2,439,000               5.70%, due 11/13/95 ......................   2,434,366
                        Prudential Funding, Inc.
  8,000,000               5.72%, due 11/08/95 ......................   7,991,102
                                                                     -----------
                                                                      10,425,468
                                                                     -----------
                        CHEMICALS (2.7%)
                        Monsanto Co.
  5,000,000               5.75%, due 11/01/95 ......................   5,000,000
  6,110,000               5.68%, due 12/13/95 ......................   6,069,511
  5,280,000               5.68%, due 01/17/96 ......................   5,215,854
                                                                     -----------
                                                                      16,285,365
                                                                     -----------
                        CONSUMER SALES FINANCE (7.2%)
                        American Express Credit Corp.
$ 8,000,000               5.73%, due 11/13/95 ...................... $ 7,984,720
  1,000,000               5.71%, due 12/04/95 ......................     994,766
                        Associates Corp. of North America
  8,775,000               5.65%, due 11/07/95 ......................   8,766,737
  6,250,000               5.66%, due 11/13/95 ......................   6,238,208
  4,640,000               5.75%, due 11/15/95 ......................   4,629,624
                        Commercial Credit Corp.
  7,504,000               5.70%, due 11/09/95 ......................   7,494,495
                        Norwest Financial, Inc.
  7,560,000               5.66%, due 01/05/96 ......................   7,482,741
                                                                     -----------
                                                                      43,591,292
                                                                     -----------
                        CONSUMER PRODUCTS  (1.5%)
                        Gillette Co.
  9,185,000               5.65%, due 01/11/96 ......................   9,082,651
                                                                     -----------
                        CORPORATE CREDIT UNIONS (3.4%)
                        U.S. Central Credit Union
  7,000,000               5.74%, due 11/01/95 ......................   7,000,000
  5,000,000               5.70%, due 11/10/95 ......................   4,992,875
  6,000,000               5.65%, due 01/19/96 ......................   5,925,608
  3,000,000               5.68%, due 01/19/96 ......................   2,962,607
                                                                     -----------
                                                                      20,881,090
                                                                     -----------
                        DIVERSIFIED FINANCE (4.9%)
                        AT&T Capital Corp.
  5,000,000               5.63%, due 11/02/95 ......................   4,999,218
  3,000,000               5.65%, due 11/15/95 ......................   2,993,408
  5,000,000               5.60%, due 12/12/95 ......................   4,968,111
                        GE Capital Corp.
  3,660,000               5.73%, due 11/09/95 ......................   3,655,340
  1,000,000               5.65%, due 12/19/95 ......................     992,466
                        Transamerica Finance Group, Inc.
  6,000,000               5.75%, due 11/06/95 ......................   5,995,208
  6,000,000               5.70%, due 12/12/95 ......................   5,959,150
                                                                     -----------
                                                                      29,562,901
                                                                     -----------
                        ELECTRIC UTILITY (4.0%)
                        National Rural Utilities Cooperative
  4,000,000               5.70%, due 11/09/95 ......................   3,994,933
  5,000,000               5.70%, due 12/01/95 ......................   4,976,250
  7,152,000               5.72%, due 12/11/95 ......................   7,106,545
  8,000,000               5.68%, due 12/22/95 ......................   7,935,627
                                                                     -----------
                                                                      24,013,355
                                                                     -----------
                        FOOD & BEVERAGES (9.3%)
                        CPC International Inc.
  5,740,000               5.75%, due 11/06/95 ......................   5,735,416
  1,845,000               5.68%, due 11/07/95 ......................   1,843,253
  3,800,000               5.67%, due 01/18/96 ......................   3,753,317
  7,000,000               5.69%, due 01/18/96 ......................   6,913,702
                        Campbell Soup Co.
  5,000,000               5.68%, due 11/21/95 ......................   4,984,223
  4,835,000               5.68%, due 01/23/96 ......................   4,771,683
                        Heinz (H.J.) Company
  1,275,000               5.72%, due 12/01/95 ......................   1,268,923
  9,000,000               5.70%, due 11/30/95 ......................   8,958,675
                        Sara Lee Corp.
  2,850,000               5.66%, due 12/27/95 ......................   2,824,907
  7,000,000               5.65%, due 12/28/95 ......................   6,937,379
  6,000,000               5.65%, due 12/28/95 ......................   5,946,325
                        Sysco Corp.
  2,300,000               5.67%, due 11/10/95 ......................   2,296,740
                                                                     -----------
                                                                      56,234,543
                                                                     -----------
                        INSURANCE (8.3%)
                        Marsh & McLennan Co.
  5,000,000               5.75%, due 11/01/95 ......................   5,000,000
  4,310,000               5.87%, due 11/01/95 ......................   4,310,000
                        MetLife Funding Inc.
  5,515,000               5.65%, due 11/07/95 ......................   5,509,807
  8,000,000               5.72%, due 12/04/95 ......................   7,958,053
  5,000,000               5.70%, due 12/07/95 ......................   4,971,500
                        Old Republic Capital Corp.
  5,500,000               5.77%, due 11/03/95 ......................   5,498,237
  1,986,000               5.70%, due 12/13/95 ......................   1,972,793
  4,000,000               5.72%, due 12/13/95 ......................   3,973,307
  8,000,000               5.63%, due 01/09/96 ......................   7,913,673
  3,000,000               5.68%, due 02/01/96 ......................   2,956,454
                                                                     -----------
                                                                      50,063,824
                                                                     -----------

Statement of Invesments - October 31, 1995 - Nationwide Money Market Fund, continued


 PRINCIPAL                       SECURITY                         VALUE (NOTE 1)
 ---------                       --------                         --------------
                        LEASE FINANCING (4.9%)
                        Fleet Funding, Inc.
$ 5,000,000               5.74%, due 11/03/95 ...................... $  4,998,405
  6,215,000               5.70%, due 01/04/96 ......................    6,152,021
  5,558,000               5.70%, due 01/05/96 ......................    5,500,799
                        PHH Corp.
  2,000,000               5.73%, due 11/02/95 ......................    1,999,682
  4,000,000               5.72%, due 11/03/95 ......................    3,998,729
  3,000,000               5.72%, due 11/15/95 ......................    2,993,327
  4,000,000               5.65%, due 01/19/96 ......................    3,950,406
                                                                     ------------
                                                                       29,593,369
                                                                     ------------
                        OFFICE EQUIPMENT & SUPPLIES (2.9%)
                        Pitney Bowes Credit Corp.
  5,000,000               5.65%, due 11/17/95 ......................    4,987,445
  7,720,000               5.65%, due 11/22/95 ......................    7,694,556
  5,000,000               5.66%, due 12/22/95 ......................    4,959,908
                                                                     ------------
                                                                       17,641,909
                                                                     ------------
                        PAPER AND FOREST PRODUCTS (0.8%)
                        Sonoco Products Co.
  5,000,000               5.75%, due 11/10/95 ......................    4,992,812
                                                                     ------------
                        PHARMACEUTICALS & PERSONAL CARE (4.3%)
                        Pfizer Inc.
  4,393,000               5.72%, due 11/06/95 ......................    4,389,510
                        Schering Corp.
  5,000,000               5.66%, due 11/14/95 ......................    4,989,781
  9,000,000               5.69%, due 01/16/96 ......................    8,891,890
  5,000,000               5.55%, due 01/17/96 ......................    4,940,646
  2,685,000               5.65%, due 03/27/96 ......................    2,623,055
                                                                     ------------
                                                                       25,834,882
                                                                     ------------
                        PRINTING & PUBLISHING (1.7%)
                        Donnelley (R.R.) & Sons Company
  5,500,000               5.70%, due 12/05/95 ......................    5,520,123
                        McGraw-Hill Inc.
  5,000,000               5.65%, due 11/02/95 ......................    4,999,215
                                                                     ------------
                                                                       10,519,338
                                                                     ------------
                        RAILROADS (1.3%)
                        Norfolk & Southern Railway Company
  8,246,000               5.65%, due 01/16/96 ......................    8,147,644
                                                                     ------------
                        RETAIL TRADE (2.1%)
                        Dillard Inv. Co.
  3,700,000               5.73%, due 11/02/95 ......................    3,699,411
  3,825,000               5.71%, due 11/10/95 ......................    3,819,540
                        Wal-Mart Stores Inc.
  5,000,000               5.85%, due 12/05/95 ......................    4,973,319
                                                                     ------------
                                                                       12,492,270
                                                                     ------------
                        TELECOMMUNICATIONS (3.1%)
                        AT & T Corp.
  9,000,000               5.65%, due 11/27/95 ...................... $  8,963,272
  1,575,000               5.65%, due 11/29/95 ......................    1,568,079
  5,000,000               5.61%, due 12/20/95 ......................    4,961,821
  3,000,000               5.64%, due 12/21/95 ......................    2,976,500
                                                                     ------------
                                                                       18,469,672
                                                                     ------------

                                 Total commercial paper
                                 (cost $545,982,929) ...............  545,982,929
                                                                     ------------

                        CORPORATE NOTES (1.7%)
                        BANKS
                        J.P. Morgan & Co.
  5,000,000               6.20%, due 05/13/96 ......................    4,999,154
                        FINANCE
                        G.E. Capital Corp.
  5,000,000               5.702%, variable, due 05/06/96* ..........    4,998,865
                                                                     ------------
                                  Total corporate notes
                                  (cost $9,998,019) ................    9,998,019
                                                                     ------------
                        U.S. GOVERNMENT AND
                        AGENCY OBLIGATIONS (4.6%)
                        Federal National Mortgage Association
  2,600,000               5.50%, due 11/14/95 ......................    2,594,836
  7,780,000               5.53%, due 12/08/95 ......................    7,735,781
  5,000,000               5.46%, due 04/12/96 ......................    4,876,392
  5,000,000               5.71%, due 06/10/96 ......................    4,998,396
                        U.S. Treasury Bills
  3,000,000               5.53%, due 05/30/96 ......................    2,902,764
  5,000,000               6.31%, due 11/16/95 ......................    4,986,854
                                                                     ------------
                                 Total U.S. government and
                                 agency obligations
                                 (cost $28,095,023) ................   28,095,023
                                                                     ------------
                                 Total investments
                                 (cost $604,306,639) ............... $604,306,639
                                                                     ============

Cost also represents cost for Federal income tax purposes.
Portfolio holding percentages represent market value as a percentage of net assets.

*Variable rate as of 10/31/95 and resets to 3 month Treasury Bill Index, plus 20 basis points, and resets weekly and pays quarterly.

See accompanying notes to financial statements.


SECURITIES BY TYPE

[Pie chart shows composition of the portfolio.]

TOTAL VALUE OF PORTFOLIO $604,306,639


================================================================================
LARGEST SECURITIES HOLDINGS BY ISSUER          ASSETS HELD        % OF
                                                                PORTFOLIO
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      $24,463,710        4.0%
--------------------------------------------------------------------------------
National Rural Utilities Cooperative            24,013,355        4.0%
--------------------------------------------------------------------------------
Banc One Corp                                   22,960,135        3.8%
--------------------------------------------------------------------------------
Dean Witter Discover & Co.                      22,764,622        3.8%
--------------------------------------------------------------------------------
Old Republic Capital Corp.                      22,314,463        3.7%
--------------------------------------------------------------------------------
Bear Stearns Companies, Inc.                    22,170,594        3.7%
--------------------------------------------------------------------------------
Schering Corp.          `                       21,445,372        3.5%
--------------------------------------------------------------------------------
U.S. Central Credit Union                       20,881,090        3.5%
--------------------------------------------------------------------------------
Ford Motor Credit Co.                           20,386,850        3.4%
--------------------------------------------------------------------------------
Associates Corp. of North America               19,634,569        3.2%
--------------------------------------------------------------------------------


Statements of Assets and Liabilities  - October 31, 1995

                                                         NATIONWIDE(R)                 NATIONWIDE(R)
                                                           GROWTH       NATIONWIDE(R)      BOND
                                                            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $443,788,910,  $582,476,235    796,250,642   131,585,249
  $550,074,584, $126,868,177, $246,442,310,
  $38,895,802, and $604,306,639, respectively)
-----------------------------------------------------------------------------------------------------
Cash                                                               --             --            --
-----------------------------------------------------------------------------------------------------
Accrued interest and dividends receivable                     228,574      1,092,774     2,602,579
-----------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                               265,016             --        22,951
-----------------------------------------------------------------------------------------------------
Receivable for investment securities sold                     758,614             --       263,077
-----------------------------------------------------------------------------------------------------
    Total assets                                          583,728,439    797,343,416   134,473,856
-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payable for investment securities purchased                        --             --       346,630
-----------------------------------------------------------------------------------------------------
Net payable for Fund shares redeemed                          391,789      1,177,438       274,764
-----------------------------------------------------------------------------------------------------
Sales charge payable                                           79,087         58,547         9,705
-----------------------------------------------------------------------------------------------------
Accrued management fees (note 2)                              238,486        329,896        56,428
-----------------------------------------------------------------------------------------------------
Accrued transfer agent fees (note 2)                           51,832         54,827        13,192
-----------------------------------------------------------------------------------------------------
Accrued distribution fees (note 2)                                 --             --            --
-----------------------------------------------------------------------------------------------------
Distribution payable                                               18          1,999       122,583
-----------------------------------------------------------------------------------------------------
Other accrued expenses                                         40,372         54,366        17,970
-----------------------------------------------------------------------------------------------------
    Total liabilities                                         801,584      1,677,073       841,272
-----------------------------------------------------------------------------------------------------
NET ASSETS                                               $582,926,855    795,666,343   133,632,584
=====================================================================================================
REPRESENTED BY:

Capital Shares, $1 par value outstanding                   44,109,209     45,863,506    14,068,847
-----------------------------------------------------------------------------------------------------
Capital paid in excess of par value                       344,910,383    460,408,894   124,091,250
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation                               139,687,325    246,175,058     4,717,072
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)         55,104,961     42,454,076    (9,354,044)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of)
    net investment income                                     114,977        763,809       109,459
-----------------------------------------------------------------------------------------------------
NET ASSETS                                               $582,926,855    795,666,343   133,632,584
=====================================================================================================
Shares outstanding (unlimited number
of shares authorized)                                      44,109,209     45,863,506    14,068,847
-----------------------------------------------------------------------------------------------------
Net assets per share                                     $      13.22          17.35          9.50
-----------------------------------------------------------------------------------------------------

                                                          NATIONWIDE(R)  NATIONWIDE(R)  NATIONWIDE(R)
                                                            TAX-FREE      U.S. GOV'T    MONEY MARKET
                                                           INCOME FUND   INCOME FUND        FUND
----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $443,788,910,   258,600,418    39,693,331      604,306,639
  $550,074,584, $126,868,177, $246,442,310,
  $38,895,802, and $604,306,639, respectively)
----------------------------------------------------------------------------------------------------
Cash                                                          812,050            --          538,092
----------------------------------------------------------------------------------------------------
Accrued interest and dividends receivable                   4,926,872       250,276          323,557
----------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                               206,404         7,674               --
----------------------------------------------------------------------------------------------------
Receivable for investment securities sold                          --        60,989               --
----------------------------------------------------------------------------------------------------
    Total assets                                          264,545,744    40,012,270      606,168,288
----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Payable for investment securities purchased                 1,075,950            --               --
----------------------------------------------------------------------------------------------------
Net payable for Fund shares redeemed                          412,007       146,292               --
----------------------------------------------------------------------------------------------------
Sales charge payable                                            3,306            --               --
----------------------------------------------------------------------------------------------------
Accrued management fees (note 2)                              143,476        21,789          229,579
----------------------------------------------------------------------------------------------------
Accrued transfer agent fees (note 2)                           26,492         3,224           56,772
----------------------------------------------------------------------------------------------------
Accrued distribution fees (note 2)                             43,633         6,704               --
----------------------------------------------------------------------------------------------------
Distribution payable                                          320,784        47,875          103,720
----------------------------------------------------------------------------------------------------
Other accrued expenses                                         36,493         9,416           67,329
----------------------------------------------------------------------------------------------------
    Total liabilities                                       2,062,141       235,300          457,400
----------------------------------------------------------------------------------------------------
NET ASSETS                                                262,483,603    39,776,970      604,710,888
====================================================================================================
REPRESENTED BY:

Capital Shares, $1 par value outstanding                   25,690,778     3,930,076      604,713,369
----------------------------------------------------------------------------------------------------
Capital paid in excess of par value                       229,936,563    35,485,445               --
----------------------------------------------------------------------------------------------------
Net unrealized appreciation                                12,158,108       797,529               --
----------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)         (5,307,081)     (436,080)           4,106
----------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of)
    net investment income                                       5,235            --           (6,587)
----------------------------------------------------------------------------------------------------
NET ASSETS                                                262,483,603    39,776,970      604,710,888
====================================================================================================
Shares outstanding (unlimited number
of shares authorized)                                      25,690,778     3,930,076      604,713,369
----------------------------------------------------------------------------------------------------
Net assets per share                                            10.22         10.12             1.00
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

Statements of Operations  -  Year ended October 31, 1995

                                                                NATIONWIDE(R)                  NATIONWIDE(R)
                                                                  GROWTH        NATIONWIDE(R)     BOND
                                                                   FUND            FUND           FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
--------------------------------------------------------------------------------------------------------------
Income:
--------------------------------------------------------------------------------------------------------------
  Dividends                                                     $ 7,988,620     16,890,707             --
--------------------------------------------------------------------------------------------------------------
  Interest                                                        3,797,169      1,994,619      9,844,489
--------------------------------------------------------------------------------------------------------------
     Total Income                                                11,785,789     18,885,326      9,844,489
--------------------------------------------------------------------------------------------------------------
Expenses (note 2):
--------------------------------------------------------------------------------------------------------------
  Investment management fees                                      2,542,155      3,658,939        635,757
--------------------------------------------------------------------------------------------------------------
  Distribution fees                                                      --             --             --
--------------------------------------------------------------------------------------------------------------
  Transfer agent fees                                               609,836        670,255        166,048
--------------------------------------------------------------------------------------------------------------
  Shareholders' reports                                             131,239        139,217         66,014
--------------------------------------------------------------------------------------------------------------
  Registration fees                                                      --             --             --
--------------------------------------------------------------------------------------------------------------
  Professional services                                              29,328         43,282          7,492
--------------------------------------------------------------------------------------------------------------
  Custodian fees                                                     18,500         27,000         13,500
--------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                                         9,568         13,841          2,555
--------------------------------------------------------------------------------------------------------------
  Other                                                              20,964         30,827          6,286
--------------------------------------------------------------------------------------------------------------
     Total expenses before waived expenses                        3,361,590      4,583,361        897,652
--------------------------------------------------------------------------------------------------------------
     Total waived expenses                                               --             --             --
--------------------------------------------------------------------------------------------------------------
         Net expenses                                             3,361,590      4,583,361        897,652
--------------------------------------------------------------------------------------------------------------
         Net investment income                                    8,424,199     14,301,965      8,946,837
--------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
      Net realized gain (loss) on investments (note 3)           55,104,961     42,454,076     (2,695,214)
--------------------------------------------------------------------------------------------------------------
      Net change in unrealized appreciation (depreciation)       34,260,953     73,761,567     17,358,003
--------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments     89,365,914    116,215,643     14,662,789
--------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $97,790,113    130,517,608     23,609,626
==============================================================================================================

                                                                   NATIONWIDE(R)  NATIONWIDE(R)  NATIONWIDE(R)
                                                                    TAX-FREE      U.S. GOV'T     MONEY MARKET
                                                                   INCOME FUND    INCOME FUND        FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------------------
Income:
-------------------------------------------------------------------------------------------------------------
  Dividends                                                                 --             --              --
-------------------------------------------------------------------------------------------------------------
  Interest                                                          15,520,660      2,678,439      32,645,296
-------------------------------------------------------------------------------------------------------------
     Total Income                                                   15,520,660      2,678,439      32,645,296
-------------------------------------------------------------------------------------------------------------
Expenses (note 2):
-------------------------------------------------------------------------------------------------------------
  Investment management fees                                         1,629,584        248,765       2,739,499
-------------------------------------------------------------------------------------------------------------
  Distribution fees                                                    878,689        133,950              --
-------------------------------------------------------------------------------------------------------------
  Transfer agent fees                                                  163,259         40,489         638,256
-------------------------------------------------------------------------------------------------------------
  Shareholders' reports                                                 69,661         20,889         199,519
-------------------------------------------------------------------------------------------------------------
  Registration fees                                                     21,958         13,494              --
-------------------------------------------------------------------------------------------------------------
  Professional services                                                 29,926          4,374          31,516
-------------------------------------------------------------------------------------------------------------
  Custodian fees                                                        30,000          4,750          39,050
-------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                                            2,704            409          10,579
-------------------------------------------------------------------------------------------------------------
  Other                                                                 11,142          2,177          21,988
-------------------------------------------------------------------------------------------------------------
     Total expenses before waived expenses                           2,836,923        469,297       3,680,407
-------------------------------------------------------------------------------------------------------------
     Total waived expenses                                            (376,581)       (57,407)       (273,950)
-------------------------------------------------------------------------------------------------------------
         Net expenses                                                2,460,342        411,890       3,406,457
-------------------------------------------------------------------------------------------------------------
         Net investment income                                      13,060,318      2,266,549      29,238,839
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
      Net realized gain (loss) on investments (note 3)              (3,951,178)        70,730           4,106
-------------------------------------------------------------------------------------------------------------
      Net change in unrealized appreciation (depreciation)          24,981,359      3,505,345              --
-------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments        21,030,181      3,576,075           4,106
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations          34,090,499      5,842,624      29,242,945
=============================================================================================================

See accompanying notes to financial statements.

Statements of Changes in Net Assets

                                                                                    NATIONWIDE(R)
                                                                                     GROWTH FUND              NATIONWIDE(R) FUND
                                                                              Year ended       Year ended       Year ended
                                                                             October 31,       October 31,     October 31,
                                                                                 1995             1994             1995
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                                    $  8,424,199        7,441,245       14,301,965
  Net realized gain (loss) on investments                                    55,104,961        9,636,714       42,454,076
  Net change in unrealized appreciation
    or depreciation of investments                                           34,260,953        8,096,074       73,761,567
------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations                                                      97,790,113       25,174,033      130,517,608
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                      (8,424,199)      (7,441,245)     (14,459,586)
  In excess of net investment income                                            (50,491)          (5,929)              --
  Net realized gain from investment transactions                             (9,636,714)      (8,401,371)     (54,955,514)
------------------------------------------------------------------------------------------------------------------------------

Decrease in net assets from distributions
  to shareholders                                                           (18,111,404)     (15,848,545)     (69,415,100)
------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
  Net proceeds from sale of shares                                           78,233,932       82,610,533       44,342,114
  Net asset value of shares issued to shareholders
    from reinvestment of dividends and distributions                         17,836,103       15,601,534       60,306,894
  Cost of shares redeemed                                                   (57,537,318)     (54,675,212)     (76,759,052)
------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets derived
        from capital share transactions                                      38,532,717       43,536,855       27,889,956
------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS                                     118,211,426       52,862,343       88,992,464
------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS--BEGINNING OF PERIOD                                           464,715,429      411,853,086      706,673,879
------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS--END OF PERIOD                                                $582,926,855      464,715,429      795,666,343
==============================================================================================================================
  Undistributed net realized gain (loss) on invest-
     ments included in net assets at end of period (note 1)                $ 55,104,961        9,636,714       42,454,076
==============================================================================================================================
  Undistributed (distributions in excess of) net
     investment income included in net assets at end of period (note 1)    $    114,977         (226,048)         763,809
==============================================================================================================================
  Shares sold                                                                 6,444,023        7,522,642        2,806,172
------------------------------------------------------------------------------------------------------------------------------
  Shares issued to shareholders from reinvest-
    ment of dividends and distributions                                       1,578,080        1,431,216        4,081,126
------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                                                            (4,861,121)      (4,985,965)      (4,857,164)
------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in number of shares                             3,160,982        3,967,893        2,030,134
==============================================================================================================================

                                                                                                        NATIONWIDE(R)
                                                                           NATIONWIDE(R) FUND            BOND FUND
                                                                                 Year ended       Year ended       Year ended
                                                                                October 31,      October 31,      October 31,
                                                                                   1994              1995             1994
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                                          16,124,477        8,946,837       10,039,591
  Net realized gain (loss) on investments                                        54,955,514       (2,695,214)      (3,275,139)
  Net change in unrealized appreciation
    or depreciation of investments                                              (36,714,534)      17,358,003      (21,529,309)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations                                                          34,365,457       23,609,626      (14,764,857)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                         (15,780,374)      (8,917,890)      (9,959,079)
  In excess of net investment income                                                     --               --               --
  Net realized gain from investment transactions                                (36,595,335)              --               --
-----------------------------------------------------------------------------------------------------------------------------

Decrease in net assets from distributions
  to shareholders                                                               (52,375,709)      (8,917,890)      (9,959,079)
-----------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
  Net proceeds from sale of shares                                               50,856,698       14,412,502       28,154,927
  Net asset value of shares issued to shareholders
    from reinvestment of dividends and distributions                             45,212,587        7,950,830        7,721,021
  Cost of shares redeemed                                                      (124,624,457)     (27,877,661)     (37,787,286)
-----------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets derived
        from capital share transactions                                         (28,555,172)      (5,514,329)      (1,911,338)
-----------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS                                         (46,565,424)       9,177,407      (26,635,274)
-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS--BEGINNING OF PERIOD                                               753,239,303      124,455,177      151,090,451
-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS--END OF PERIOD                                                     706,673,879      133,632,584      124,455,177
=============================================================================================================================
  Undistributed net realized gain (loss) on invest-
     ments included in net assets at end of period (note 1)                      54,955,514       (9,354,044)      (6,658,830)
=============================================================================================================================
  Undistributed (distributions in excess of) net
     investment income included in net assets at end of period (note 1)             921,430          109,459           21,989
=============================================================================================================================
  Shares sold                                                                     3,166,276        1,613,435        2,978,894
-----------------------------------------------------------------------------------------------------------------------------
  Shares issued to shareholders from reinvest-
      ment of dividends and distributions                                         2,839,676          892,591          837,630
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                                                                (7,673,580)      (3,144,695)      (4,114,452)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in number of shares                                (1,667,628)        (638,669)        (297,928)
=============================================================================================================================

See accompanying notes to financial statements.

Statements of Changes in Net Assets

                                                      NATIONWIDE(R)                 NATIONWIDE(R)               NATIONWIDE(R)
                                                  TAX-FREE INCOME FUND         U.S. GOV'T INCOME FUND         MONEY MARKET FUND


                                               Year ended     Year ended    Year ended    Year ended    Year ended      Year ended
                                               October 31,    October 31,   October 31,   October 31,   October 31,     October 31,
                                                  1995           1994         1995           1994         1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income                         $ 13,060,318    12,693,760     2,266,549     2,181,294     29,238,839     14,842,124
 Net realized gain (loss) on investments         (3,951,178)   (1,355,903)       70,730      (506,810)         4,106          1,310
 Net change in unrealized appreciation
  or depreciation of investments                 24,981,359   (34,497,354)    3,505,345    (3,400,389)            --             --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations                     34,090,499   (23,159,497)    5,842,624    (1,725,905)    29,242,945     14,843,434
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                          (13,407,484)  (12,754,708)   (2,266,549)   (2,213,397)   (29,239,264)   (14,841,684)
 In excess of net investment income                      --            --            --            --         (6,587)            --
 Net realized gain from investment
  transactions                                           --    (2,730,484)           --      (290,611)            --         (1,282)
 Paid in capital                                         --            --       (14,726)           --             --             --
------------------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets from distributions
   to shareholders                              (13,407,484)  (15,485,192)   (2,281,275)   (2,504,008)   (29,245,851)   (14,842,966)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
 Net proceeds from sale of shares                18,662,663    43,480,776     3,165,132     8,821,355    626,666,560    548,491,123
 Net asset value of shares issued to
  shareholders from reinvestment of
  dividends and distributions                    10,382,144    10,818,456     1,830,091     1,705,923     29,971,841     12,268,547
 Cost of shares redeemed                        (28,340,872)  (27,599,621)   (6,528,260)   (7,000,815)  (543,661,512)  (487,638,311)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets derived
   from capital share transactions                  703,935    26,699,611    (1,533,037)    3,526,463    112,976,889     73,121,359
------------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS           21,386,950   (11,945,078)    2,028,312      (703,450)   112,973,983     73,121,827
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS - BEGINNING OF PERIOD               241,096,653   253,041,731    37,748,858    38,452,108    491,736,905    418,615,078
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS - END OF PERIOD                    $262,483,603   241,096,653    39,776,970    37,748,658    604,710,888    491,736,905
====================================================================================================================================
 Undistributed net realized gain (loss) on
  investments included in net assets at end
  of period (note 1)                           $ (5,307,081)   (1,355,903)     (436,080)     (506,810)         4,106             --
====================================================================================================================================
 Undistributed (distributions in excess of)
  net investment income included in net
  assets at end of period (note 1)             $      5,235       352,401            --       (35,184)        (6,587)           425
====================================================================================================================================
 Shares sold                                      1,898,854     4,201,850       326,609       893,369    626,666,560    548,491,123
------------------------------------------------------------------------------------------------------------------------------------
 Shares issued to shareholders from reinvest-
  ment of dividends and distributions             1,056,582     1,052,029       189,664       174,751     29,971,841     12,268,547
------------------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                 (2,901,957)   (2,727,527)     (681,184)     (720,169)  (543,661,512)  (487,638,311)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in number of shares        53,479     2,526,352      (164,911)      347,951    112,976,889     73,121,359
====================================================================================================================================

See accompanying notes to financial statements

Financial Highlights                        Selected data for each share of capital stock outstanding throughout each period.


                                                        NATIONWIDE(R) GROWTH FUND
                                                         Years ended October 31
                                            1995        1994       1993        1992        1991
----------------------------------------------------------------------------------------------------
NET ASSET VALUE--
 BEGINNING OF PERIOD                       $11.35       11.14        9.94        9.57        7.34
----------------------------------------------------------------------------------------------------
Net investment income                         .21         .09         .17         .20         .22
----------------------------------------------------------------------------------------------------
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                             2.10         .53        1.41         .46        2.77
----------------------------------------------------------------------------------------------------
    Total from investment operations         2.31         .62        1.58         .66        2.99
----------------------------------------------------------------------------------------------------
 Dividends from net investment income        (.20)       (.19)       (.17)       (.20)       (.25)
----------------------------------------------------------------------------------------------------
 Distributions from net realized gain
  from investment transactions               (.24)       (.22)       (.21)       (.09)       (.51)
----------------------------------------------------------------------------------------------------
    Total distributions                      (.44)       (.41)       (.38)       (.29)       (.76)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value                                       1.87         .21        1.20         .37        2.23
----------------------------------------------------------------------------------------------------
NET ASSET VALUE--
 END OF PERIOD                             $13.22       11.35       11.14        9.94        9.57
----------------------------------------------------------------------------------------------------
Total Return                                 21.0%        5.7%       16.2%        6.9%       43.4%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)          $582,927     464,715     411,853     330,850     277,019
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                       .66%        .68%        .68%        .65%        .68%
----------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                       1.66%       1.71%       1.63%       1.97%       2.54%
----------------------------------------------------------------------------------------------------
Portfolio turnover                           27.1%       14.5%       10.2%       13.1%       12.4%
----------------------------------------------------------------------------------------------------


                                                    NATIONWIDE(R) FUND
                                                   Years ended October 31
                                            1995      1994        1993        1992       1991
-----------------------------------------------------------------------------------------------
NET ASSET VALUE--
 BEGINNING OF PERIOD                       16.12      16.55       16.31       15.77      12.32
-----------------------------------------------------------------------------------------------
Net investment income                        .31        .37         .31         .37        .38
-----------------------------------------------------------------------------------------------
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                            2.49        .41         .67         .98       3.97
-----------------------------------------------------------------------------------------------
    Total from investment operations        2.80        .78         .98        1.35       4.35
-----------------------------------------------------------------------------------------------
 Dividends from net investment income       (.31)      (.36)       (.33)       (.36)      (.40)
-----------------------------------------------------------------------------------------------
 Distributions from net realized gain
  from investment transactions             (1.26)      (.85)       (.41)       (.45)      (.50)
-----------------------------------------------------------------------------------------------
    Total distributions                    (1.57)     (1.21)       (.74)       (.81)      (.90)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value                                      1.23       (.43)        .24         .54       3.45
-----------------------------------------------------------------------------------------------
NET ASSET VALUE--
 END OF PERIOD                             17.35      16.12       16.55       16.31      15.77
-----------------------------------------------------------------------------------------------
Total Return                                19.2%       4.9%        6.2%        8.7%      36.5%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000)          795,666    706,674     753,239     726,012    620,113
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                      .63%       .63%        .62%        .61%       .61%
-----------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                      1.95%      2.26%       1.96%       2.32%      2.56%
-----------------------------------------------------------------------------------------------
Portfolio turnover                          16.5%      15.4%       25.8%       12.8%      13.6%
-----------------------------------------------------------------------------------------------

                                                               NATIONWIDE(R) BOND FUND
                                                                Years ended October 31
                                                 1995        1994        1993       1992        1991
------------------------------------------------------------------------------------------------------
NET ASSET VALUE--
 BEGINNING OF PERIOD                             $8.46       10.07       9.58        9.46        8.99
------------------------------------------------------------------------------------------------------
  Net investment income                            .63         .60        .74         .76         .85
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) and
   unrealized appreciation (depreciation)         1.04       (1.56)       .52         .23         .45
------------------------------------------------------------------------------------------------------
      Total from investment operations            1.67        (.96)      1.26         .99        1.30
------------------------------------------------------------------------------------------------------
  Dividends from net investment income            (.63)       (.65)      (.77)       (.85)       (.83)
------------------------------------------------------------------------------------------------------
  Distribution from paid in capital                --          --         --         (.02)        --
------------------------------------------------------------------------------------------------------
      Total distributions                         (.63)       (.65)      (.77)       (.87)       (.83)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        1.04       (1.61)       .49         .12         .47
------------------------------------------------------------------------------------------------------
NET ASSET VALUE--
 END OF PERIOD                                   $9.50        8.46      10.07        9.58        9.46
------------------------------------------------------------------------------------------------------
Total Return                                      20.4%       (9.8%)     13.6%       10.9%       15.1%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)               $133,633     124,455    151,090      90,187      54,187
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            .71%        .71%       .68%        .65%        .67%
------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                            7.04%       7.11%      7.63%       8.63%       9.13%
------------------------------------------------------------------------------------------------------
Portfolio turnover                                70.4%       58.0%      68.5%      100.8%       93.6%
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Financial Highlights             Selected data for each share of capital stock outstanding throughout each period.

                                               NATIONWIDE(R) TAX-FREE INCOME FUND

                                                              Years ended October 31

                                               1995       1994        1993       1992      1991
-------------------------------------------------------------------------------------------------
NET ASSET VALUE--
  BEGINNING OF PERIOD                       $   9.40      10.95       9.94       9.81      9.31
-------------------------------------------------------------------------------------------------
  Net investment income                          .51        .53        .54        .56       .58
-------------------------------------------------------------------------------------------------
  Net realized gain (loss) and
   unrealized appreciation (depreciation)        .84      (1.45)      1.10        .13       .50
-------------------------------------------------------------------------------------------------
        Total from investment operations        1.35       (.92)      1.64        .69      1.08
-------------------------------------------------------------------------------------------------
  Dividends from net investment income          (.53)      (.51)      (.54)      (.56)     (.58)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gain
   from investment transactions                 --         (.12)      (.09)      --        --
-------------------------------------------------------------------------------------------------
        Total distributions                     (.53)      (.63)      (.63)      (.56)     (.58)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       .82      (1.55)      1.01        .13       .50
-------------------------------------------------------------------------------------------------
 NET ASSET VALUE--
  END OF PERIOD                             $  10.22       9.40      10.95       9.94      9.81
-------------------------------------------------------------------------------------------------
Total Return                                    14.7%      (8.7%)     17.0%       7.2%     11.9%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)             $262,484    241,097    253,042    170,650   122,005
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets          .98%       .99%       .98%       .98%     1.01%
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets **      1.13%      1.14%      1.13%      1.13%     1.16%
-------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets                         5.20%      5.02%      5.07%      5.62%     6.05%
-------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets **                      5.05%      4.87%      4.92%      5.47%     5.90%
-------------------------------------------------------------------------------------------------
Portfolio turnover                              31.7%      59.2%      28.4%      69.8%     45.5%
-------------------------------------------------------------------------------------------------


                                                            NATIONWIDE(R) U.S. GOV'T INCOME FUND

                                                   Years ended October 31      Period from 2/10/92
                                                ---------------------------      (inception date)
                                                  1995    1994       1993         thru 10/31/92
--------------------------------------------------------------------------------------------------
NET ASSET VALUE--
  BEGINNING OF PERIOD                             9.22    10.26      9.97             10.00
--------------------------------------------------------------------------------------------------
  Net investment income                            .59      .54       .53               .46
--------------------------------------------------------------------------------------------------
  Net realized gain (loss) and
   unrealized appreciation (depreciation)          .89     (.96)      .45              (.03)
--------------------------------------------------------------------------------------------------
        Total from investment operations          1.48     (.42)      .98               .43
--------------------------------------------------------------------------------------------------
  Dividends from net investment income            (.58)    (.55)     (.53)             (.46)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gain
   from investment transactions                   --       (.07)     (.16)             --
--------------------------------------------------------------------------------------------------
        Total distributions                       (.58)    (.62)     (.69)             (.46)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         .90    (1.04)      .29              (.03)
--------------------------------------------------------------------------------------------------
 NET ASSETS VALUE--
  END OF PERIOD                                  10.12     9.22     10.26              9.97
--------------------------------------------------------------------------------------------------
Total Return                                      16.5%    (4.2%)    10.2%             7.26%*
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                 39,777   37,749    38,452            18,211
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets           1.08%    1.09%     1.10%             1.00%*
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets **        1.23%    1.24%     1.25%             1.17%*
--------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets                           5.92%    5.62%     5.12%             6.38%*
--------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets **                        5.77%    5.47%     4.97%             6.21%*
--------------------------------------------------------------------------------------------------
Portfolio turnover                                25.4%    67.5%     99.0%            157.4%
--------------------------------------------------------------------------------------------------


                                                                    NATIONWIDE(R) MONEY MARKET FUND

                                                                         Years ended October 31
                                                  -------------------------------------------------------------
                                                     1995         1994         1993          1992        1991
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
 BEGINNING OF PERIOD                                 $1.00         1.00         1.00         1.00         1.00
---------------------------------------------------------------------------------------------------------------
Net investment income                                  .05          .03          .03          .03          .06
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income                  (.05)        (.03)        (.03)        (.03)        (.06)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            --           --           --           --           --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE--
  END OF PERIOD                                      $1.00         1.00         1.00         1.00         1.00
---------------------------------------------------------------------------------------------------------------
Total Return                                           5.5%         3.3%         2.6%         3.5%         6.1%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                   $604,711      491,737      418,615      488,998      594,987
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                .62%         .65%         .70%         .71%         .71%
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets **             .67%         .70%         .73%         .71%         .71%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets                               5.34%        3.33%        2.57%        3.50%        5.97%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets **                            5.29%        3.28%        2.54%        3.50%        5.97%
---------------------------------------------------------------------------------------------------------------

 *Total returns and ratios are annualized for periods of less than one year.

**Ratios calculated as if no expenses were waived.


  See accompanying notes to financial statements.

October 31, 1995 -- Notes to Financial Statement, Summary of Significant Accounting Policies.

1 Nationwide Investing Foundation (NIF) and Nationwide Investing Foundation II (NIF-II) are diversified, open-end investment companies. NIF was created under the laws of Michigan by an Indenture of Trust, dated May 5, 1933. NIF-II was created under the laws of Massachusetts as a Massachusetts Business Trust on October 5, 1985. The Trusts, which are registered under the Investment Company Act of 1940, as amended, offer shares in six separate mutual funds.

SECURITY VALUATION

(a) Growth, Fund, Bond, Tax-Free Income, and U.S. Government Income Funds

Securities traded on a national securities exchange are valued at closing prices. Listed securities for which no sale was reported on the valuation date are valued at quoted bid prices or fair market, procedures authorized by the Boards of Trustees. Short-term securities are valued at amortized cost, which approximates market.

(b) Money Market Fund

Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940 as amended.

FEDERAL INCOME TAXES

NIF and NIF-II qualify as regulated investment companies under the Internal Revenue Code during the periods covered by the accompanying statements. No provision has been made for Federal income taxes as it is the intention to continue such qualification and to distribute all taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the Trusts. Each fund within the Trusts is treated as a separate entity.

As of October 31, 1995, the Nationwide Bond and Tax-Free Income Funds had net capital loss carry forwards in the amounts of $9,354,043 and $5,307,081, respectively. The Bond Fund carry forward will expire within 2 to 8 years and the Tax-Free Fund carry forward will expire within 7 to 8 years.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro rata or constant yield amortization of premium or discount.

DIVIDENDS TO SHAREHOLDERS

Dividends are recorded on the ex-dividend date for the Growth Fund and Nationwide Fund.

The Bond, Tax-Free Income, U.S. Government Income, and Money Market Funds declare income dividends daily and pay dividends monthly from the sum of net investment income.

Distributable net realized capital gains are declared and distributed at least annually for all funds.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification, Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Accordingly, undistributed net investment income and paid-in capital as of October 31, 1995, have been adjusted by the following amounts:

                      Undistributed Net         Paid-in
                      Investment Income         Capital
Growth                    $391,516             (391,516)
Bond                        58,523              (58,523)
U.S. Gov't Income           35,184              (35,184)

These reclassifications have no effect upon the net asset value of the respective funds.

EXPENSES

Direct expenses of a fund are allocated to that fund. General expenses of the Trusts are allocated to the funds based upon each fund's relative average net assets.

TRANSACTION WITH AFFILIATES

2 (a)  Growth, Fund, Bond, and Money Market Funds

As investment manager for the NIF Funds, Nationwide Financial Services, Inc.
(NFS), an affiliated company, earns an annual fee of .5% based on the average daily net assets; this fee would not be payable in full if the effect of such payment would increase total expense (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions) to an amount exceeding 1% of average daily net assets for any fiscal year. Such limitations on total expenses did not affect management fees during the periods covered by the financial statements.

The investment manager waived annual fees totaling .05% of average daily net assets in the Money Market Fund from November 1, 1994 through October 31, 1995, or $273,950 representing $.0005 per average share outstanding.

NFS provides administrative and accounting services to the funds. As compensation for these services, NFS receives an annual fee of $48,000 from NIF.

NFS also receives fees (sales charges) for services as principal underwriter. Such fees are deducted from and are not included in proceeds from sales of capital shares. From such fees, NFS pays sales commissions and other distribution expenses. Such fees aggregated $609,266 on Growth Fund shares, $520,812 on Nationwide Fund shares, and $131,140 on Bond Fund shares for the year ended October 31, 1995.


(b) Tax-Free Income, and U.S. Gov't Income Funds

As investment manager for each NIF-II Fund, NFS receives an annual fee based on average daily net assets of each Fund at the rate of .65% on the first $250 million, .60% on the next $250 million, .55% on the next $250 million, and .50% on the average daily net assets in excess of $750 million. Total annual expenses will not exceed the limits prescribed by any state in which the Fund shares are offered for sale. Such limitation did not affect the management fees for the year ended October 31, 1995.

NFS may also receive fees on the NIF-II Funds for distribution pursuant to a rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees, which were waived prior to March 1, 1990, are based on average daily net assets of each Fund at an annual rate of .35%. During the year ended October 31, 1995, each Fund paid distribution fees at the annual rate of .20% of average daily net assets, with the distributor waiving the remaining .15%. During year ended October 31, 1995, NFS waived $376,581 and $57,407 for both the Tax-Free Income and U.S. Government Income Funds, representing $.015 and $.014 per average share outstanding, respectively.

NFS also receives fees for services as principal underwriter. Such fees are contingent deferred sales charges for the NIF-II Funds ranging from 5% to 1% imposed on redemptions which cause the current value of an account to fall below the total purchase payments made during the past five years. Contingent deferred sales charges aggregated $234,339 on the Tax-Free Income Fund shares and $72,664 on the U.S. Government Income Fund shares for the year ended October 31, 1995.

TRANSFER & DIVIDEND DISBURSING AGENT

A subsidiary of NFS (Nationwide Investors Services, Inc.) acts as Transfer and Dividend Disbursing Agent for the Funds.

BANK LOANS

3 The NIF and NIF II Trusts have unsecured bank lines of credit of $12,000,000 and $2,250,000, respectively. Borrowings under these arrangements bear interest at the Federal Funds rate plus .50%. No compensating balances are required.

INVESTMENT TRANSACTIONS

4 Purchases and sales of securities (excluding U.S. Government and short-term securities), and purchases and sales of U.S. Government Obligations for the year ended October 31, 1995 are summarized as follows:

                             Purchases            Sales
   Growth ..............   $119,518,139       120,241,783
   NW Fund .............    109,262,204       145,653,985
   Bond ................     85,237,410        88,340,919
   Tax-Free Income .....     78,571,457        80,392,065
   U.S. Gov't Income ...           --           1,232,575
   Money Market ........           --                --

                          U.S. Government Obligations

                             Purchases            Sales
   Growth ..............   $232,247,757       212,837,652
   NW Fund .............      9,710,938        10,012,500
   Bond ................      2,000,000         3,120,313
   Tax-Free Income .....     10,429,189        11,414,201
   U.S. Gov't Income ...           --                --
   Money Market ........     85,199,266        77,634,071


Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized appreciation (depreciation) at October 31, 1995 are the following components:

                                                            Net unrealized
                          Unrealized        Unrealized       appreciation
                            gains             losses        (depreciation)
Growth .............    $149,975,275       (11,287,950)       138,687,325
NW Fund ............     263,265,064       (17,089,006)       246,176,058
Bond ...............       5,169,473          (452,401)         4,717,072
Tax-Free Income ....      12,726,453          (568,345)        12,158,108
U.S. Gov't Income ..         985,117          (160,588)           797,529

The Shareholders and Boards of Trustees of The Nationwide Investing Foundation and The Nationwide Investing Foundation II:

(Page 23, Independent Auditors' Report)

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of The Nationwide Investing Foundation-- Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide
Money Market Fund--and of The Nationwide Investing Foundation II--Nationwide Tax-Free Income Fund and Nationwide U.S. Government Income Fund--as of
October 31, 1995, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1995 by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Nationwide Investing Foundation and The Nationwide Investing Foundation II as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP

Columbus, Ohio
December 8, 1995

Nationwide Family of Funds


TRUSTEES
PETER F. FRENZER - Nationwide Investing
   Foundation (NIF) & Nationwide Investing
   Foundation II (NIF II)
Chairman
Columbus, Ohio
JOHN C. BRYANT - NIF & NIF II
Wilmington, Ohio
C. BRENT DEVORE - NIF
Westerville, Ohio
SUE A. DOODY - NIF
Columbus, Ohio
ROBERT M. DUNCAN - NIF & NIF II
Columbus, Ohio
CHARLES L. FUELLGRAF, JR. - NIF
Butler, Pennsylvania
THOMAS J. KERR, IV - NIF & NIF II
Evanston, Illinois
D. RICHARD MCFERSON - NIF & NIF II
Columbus, Ohio
ROBERT H. RICKEL - NIF
Bayview, Idaho
NANCY C. THOMAS - NIF
Louisville, Ohio
HAROLD W. WEIHL - NIF
Bowling Green, Ohio
DAVID C. WETMORE - NIF
Herndon, Virginia


OFFICERS
JAMES F. LAIRD, JR.
Treasurer
RAE I. MERCER
Secretary
KATHERINE E. LAVERENTZ
Assistant Treasurer
WILLIAM M. WRIGHT
Assistant Treasurer
PETER NECKERMANN
Assistant Treasurer
HARRY A. SCHERMER
Assistant Treasurer
CRAIG A. CARVER
Assistant Treasurer
WILLIAM G. GOSLEE
Assistant Treasurer


TRANSFER AGENT
NATIONWIDE INVESTORS SERVICES, INC.
BOX 1492
COLUMBUS, OHIO 43216-1492


CUSTODIAN
THE FIFTH THIRD BANK
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OHIO 45263-0001


LEGAL COUNSEL
DRUEN, RATH & DIETRICH
ONE NATIONWIDE PLAZA
COLUMBUS, OHIO  43215-2220


AUDITORS
KPMG Peat Marwick LLP
TWO NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2537


DISTRIBUTOR
NATIONWIDE FINANCIAL SERVICES, INC.
ONE NATIONWIDE PLAZA
COLUMBUS, OHIO  43215-2220


TOLL-FREE TELEPHONE ASSISTANCE
GENERAL ACCOUNT SERVICE AND EXCHANGES:
1-800-848-0920


24-HOUR PRERECORDED INFORMATION:
1-800-848-0520


OUR SHAREHOLDER FAMILY...
AS SHOWN ON THE COVER

Raymond Clouse, custodian for:
Alex Denmeade,
Michael Clouse,
Sarah Clouse,
Hayley Denmeade--
Growth Fund shareholders

Urby & Susan Potvin--
Growth Fund
children: Justin (front)
Michael (back), Bethany (left),
Anne-Marie (right)
Don & Ruth McKay--
Nationwide Fund,
Money Market Fund
Dorothy and Gertrude Nyland--
Nationwide Fund
Jacqueline Griggs,
custodian for:
Lauren Griggs
(right front)--
Growth Fund
Keisha          Jennifer
Fedrick--       Baker--       Janet
Growth          Growth        Baker--
Fund            Fund &        Nationwide
                Money         Fund
                Market


Nationwide(R) and [LOGO] are registered Federal Service marks of the Nationwide Mutual Insurance Company.


NATIONWIDE FAMILY OF FUNDS                           BULK RATE
ONE NATIONWIDE PLAZA                                 U.S. POSTAGE
COLUMBUS OHIO  43215-2220                            PAID
                                                     COLUMBUS, OHIO
                                                     PERMIT NO. 492

October 1995
ANNUAL REPORT